UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	26

Financial Statements	48

Financial Highlights	52

Notes to the Financial Statements	58

Report of the Independent Registered Public Accounting Firm	74

Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Equity Insights Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs International Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs International Small Cap Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive — We forecast returns on over 10,000 stocks and several equity markets on a daily basis.

■	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model During the 12-Month Period Ended October 31, 2014

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2014.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on cash invested metrics. We believe this additional metric will further help us to select the stocks of companies that efficiently reinvest and grow earnings. In addition, we extended an enhancement to our Sentiment theme for the U.K. and Japan regions, seeking to identify investment trends through natural language processing. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding of the reports. Analysts’ evolving views are generally reflected in the body of their research reports before changes are made in their official recommendations. By reading the full text of the reports, we gain insight into the direction of future ratings changes.

We made no enhancements to our proprietary quantitative model within the international or emerging markets regions during the first quarter of 2014.

In the second quarter of 2014, we extended to the Europe and emerging markets regions the enhancement to our Sentiment theme in which we use natural language processing to analyze earnings call transcripts and research analyst reports every quarter. Also, within the international and emerging markets regions, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to commonly trending investment topics in the market.

We made no enhancements to our proprietary quantitative model within the international or emerging markets regions during the third quarter of 2014.

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

Market Review

During the 12-month period ended October 31, 2014 (the “Reporting Period”), emerging markets equities generated a gain, while developed international equities posted a decline.

Emerging Markets Equities

Emerging markets equities advanced, albeit only modestly, during the Reporting Period, as concerns about slowing economic growth, high inflation and election uncertainty, among others, weighed on many of the growth and emerging markets. Notably, however, equity market returns varied dramatically by region and by country.

Early in the Reporting Period, the U.S. Federal Reserve (the “Fed”) announced it would begin tapering its asset purchases in January 2014. The announcement ended seven months of speculation about the beginning of the end of ultra-loose monetary policy that had fueled many emerging market economies in recent years. News of Argentina’s currency devaluation in January 2014 also rippled through emerging market currency and equity markets, forcing many central banks to hike interest rates, which further pressured equity markets.

From a regional perspective, Asia was the best performing region during the Reporting Period as a whole, as India’s equity market soared. India elected a new government by a large majority, raising hopes for bold reforms. Chinese equities struggled early in the Reporting Period amidst renewed concerns about China’s shadow banking system, credit quality and decelerating growth. However, Chinese equities rebounded during the second half of the Reporting Period to outperform the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EM Index”). Central and Eastern Europe was the worst performing region, as the Russian equity market plunged during the Reporting Period due to the rapidly escalating geopolitical situation in Ukraine, economic sanctions from the West and a sharp decline in the price of oil. Weakness in Latin American equity markets persisted into early 2014, though the region began to rebound toward the middle of the Reporting Period, only to experience weakness again during the second half of the Reporting Period due in part to declines in the energy and materials sectors. Brazilian equities also reflected slowing economic growth and a heated presidential election in Brazil.

For the Reporting Period overall, the MSCI® EM Index returned 0.64%.* Ten of the 23** countries in the MSCI® EM Index were up for the Reporting Period, with Egypt (+39.32%) and India (+27.68%) recording the largest gains. India was also the largest positive contributor on the basis of impact, which takes both weightings and total returns into account.

Seven of the 10 sectors in the MSCI® EM Index were up for the Reporting Period, with health care (+25.45%) and information technology (+12.64%) generating the strongest returns. The information technology sector was the largest positive contributor to MSCI® EM Index returns on the basis of impact.

International Equities

Developed international equities declined modestly during the Reporting Period. Stock markets in Japan and Europe made fresh highs as late as December 2013. Japan’s Nikkei 225 Stock Average closed the calendar year at a six-year high, as the market reflected optimism about Prime Minister Shinzo Abe’s bold reforms and big stimulus. Germany’s Xetra Dax also reached a new high in December 2013, as European equity markets continued to benefit from the European Central Bank’s (“ECB”) commitment to easy monetary policy and as economic

MARKET REVIEW

growth returned to the region. (The Nikkei 225 Stock Average is the leading and most respected index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange. The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange.)

International developed equity markets, however, stumbled in January 2014, as renewed concerns about a variety of issues in the growth and emerging markets weighed on performance, particularly in the Asia ex-Japan region. International developed equity markets snapped back in February 2014, but performance was relatively weak for the rest of the Reporting Period, as news from the developed markets was mixed.

The Eurozone economy grew at a stronger than expected 0.5% year-over-year rate for the fourth quarter of 2013, but growth then disappointed year to date through October 31, 2014. Purchasing Managers Index (“PMI”) data began to soften early in 2014; the Ifo survey of German business confidence began dropping; and Germany reduced its economic growth estimates. Further, deflation in the region remained a threat during the second half of the Reporting Period. Many corporate earnings reports and conservative guidance from management teams prompted downward revisions to estimates, even though in the end, most companies met or beat the revised estimates. The ECB cut its benchmark interest rate to 0.05%, reduced its bank deposit rate to -0.2% and announced it would begin to buy asset-backed securities. In contrast, economic data for the U.K. improved, particularly in terms of unemployment. In turn, markets began to anticipate the Bank of England might raise its interest rates by the end of 2014.

Similarly, Japanese equities got 2014 off to a weak start in anticipation of its consumption tax hike implemented in April 2014. Japanese equities then rallied back later in the Reporting Period as a number of economic indicators were more encouraging. Inflation in Japan continued to trend higher, and market sentiment improved as Prime Minister Abe revealed more details regarding corporate reform. Also, Japan’s manufacturing PMI rose to its highest level since March 2014, while the October 2014 Tankan survey of business sentiment was unexpectedly upbeat and revealed that large firms intend to increase spending. The Bank of Japan announced further monetary easing measures.

Performance of the Asia ex-Japan region generally improved through the second half of the Reporting Period. Indeed, the region posted the best performance within the MSCI® EAFE Standard Index (unhedged,with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EAFE Index”) for the full Reporting Period, largely due to the particularly strong performance of Hong Kong equities.

For the Reporting Period overall, the MSCI® EAFE Index declined -0.60%.* Fourteen of the 21 countries in the MSCI® EAFE Index were down for the Reporting Period, with Austria (-24.48%) and Portugal (-23.96%) recording the largest losses. France (-6.74%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

MARKET REVIEW

Six of the 10 sectors in the MSCI® EAFE Index recorded negative returns for the Reporting Period, with materials (-6.62%) and consumer discretionary (-5.62%) declining the most. The consumer discretionary sector was also the largest detractor from MSCI® EAFE Index returns on the basis of impact.

In the international small cap arena, the MSCI® EAFE Small Cap Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (“MSCI® EAFE Small Cap Index”) declined -2.02%* during the Reporting Period. Sixteen of the 22 countries*** in the MSCI® EAFE Small Cap Index were down for the Reporting Period, with the Netherlands (-22.92%) and Norway (-13.27%) posting the largest losses. Japan (-1.76%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

Four of the 10 sectors in the MSCI® EAFE Small Cap Index recorded negative returns for the Reporting Period, with energy (-29.58%) and materials (-7.69%) declining the most. The energy sector was the largest detractor to MSCI® EAFE Small Cap Index returns on the basis of impact.

Looking Ahead

At the end of the Reporting Period, we continue to believe that less expensive stocks should outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

*All	index returns are expressed in U.S. dollar terms.
**Greece,	Qatar and United Arab Emirates were added to the MSCI® Emerging Markets Index during the Reporting Period. Morocco was removed.
***Greece	was removed from the MSCI® EAFE Small Cap Index during the Reporting Period and added to the MSCI® Emerging Markets Index.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 1.38%, 0.66%, 1.65% and 1.70%, respectively. These returns compare to the 0.64% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EM Index” or the “Index”), during the same period. During the period since their inception on February 28, 2014 through October 31, 2014, the Fund’s Class R Shares generated a cumulative total return, without sales charges, of 8.23% compared to the 7.28% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to the Fund’s relative performance. Our country/ currency selection strategy dampened relative results.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy enhanced the Fund’s relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative results. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Our Sentiment and Valuation themes also contributed positively, while our Profitability and Quality themes added more modestly to relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative returns during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection contributed positively to the Fund’s relative performance. Stock picks in the energy, materials and health care sectors added to relative returns. Holdings in two sectors — consumer discretionary and utilities — detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Eregli Demir ve Celik Fabrikalari, a Turkey-based steel producer; HCL Technologies, an India-based IT services company; and Sihuan Pharmaceutical Holdings Group, a China-based drugmaker. We adopted the overweight in Eregli Demir ve Celik Fabrikalari because of our positive views on Valuation and Sentiment. The Fund was overweight HCL Technologies due to our positive views on Valuation and Momentum, while the overweight in Sihuan Pharmaceuticals Holdings Group was the result of our positive views on Momentum and Profitability.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hampered by its underweight positions in Tencent Holdings and Naspers and by an overweight position in Banco do Brasil. Our negative views on Valuation and Management led us to underweight China-based social media and mobile communications provider Tencent Holdings and South Africa-based e-commerce company Naspers. The Fund was overweight Banco do Brasil because of our positive views on Valuation and Momentum.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy dampened relative performance during the Reporting Period, with overweight positions in Hungary, Russia and Turkey detracting from returns. Fund performance was enhanced by underweight positions in Brazil, Chile and South Korea.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use any derivatives during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from underweight positions relative to the Index in Taiwan, South Korea and Poland to overweight positions. We shifted the Fund from overweight positions in India and South Africa to underweight positions. We also decreased the Fund’s overweight in Turkey.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 2014, Steve Jeneste no longer serves as a portfolio manager for the Fund and James Park will serve as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Alongside Ron Hua and William Fallon, the lead portfolio managers for the Fund, are Len Ioffe, Dennis Walsh and James Park.

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, utilities, information technology and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the energy, materials, consumer discretionary, industrials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the financials sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Brazil, China, Poland, South Korea and Thailand relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight in Malaysia, South Africa, Chile, Mexico and the Philippines. The Fund was relatively neutral compared to the Index in Peru, Russia, Taiwan, Hungary, Turkey, the Czech Republic, Egypt, Greece, Qatar, the United Arab Emirates, Indonesia, Colombia and India at the end of the Reporting Period.

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	MSCI® EM Index[2]
Class A	1.38%	0.64%
Class C	0.66	0.64
Institutional	1.65	0.64
Class IR	1.70	0.64

February 28, 2014–October 31, 2014		MSCI® EM Index[2]
Class R	8.23%	7.28%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the MSCI® EM Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-2.83%	3.74%	-1.65%	10/5/07
Class C	1.06	4.11	-1.52	10/5/07
Institutional	3.18	5.30	-0.46	10/5/07
Class IR	3.12	N/A	4.85	8/31/10
Class R	N/A	N/A	5.81	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.65%
Class C	2.33	2.48
Institutional	1.18	1.27
Class IR	1.33	1.50
Class R	1.83	1.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Total Net Assets	Line of Business	Country
China Construction Bank Corp. Class H	2.8%	Banks	China
Vanguard FTSE Emerging Markets Fund	2.6	Exchange Trades Fund	United States
Itau Unibanco Holding SA ADR	2.6	Banks	Brazil
MTN Group Ltd.	2.1	Telecommunication Services	South Africa
Bank of China Ltd. Class H	2.1	Banks	China
Samsung Electronics Co. Ltd.	1.9	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.9	Semiconductors & Semiconductor Equipment	Taiwan
PetroChina Co. Ltd. Class H	1.9	Energy	China
Banco do Brasil SA	1.8	Banks	Brazil
Hon Hai Precision Industry Co. Ltd.	1.8	Technology Hardware & Equipment	Taiwan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets at October 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EM Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	1.38%	5.82%	-0.51%
Including sales charges	-4.19%	4.61%	-1.30%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	0.66%	5.03%	-1.19%
Including contingent deferred sales charges	-0.34%	5.03%	-1.19%

Institutional (Commenced October 5, 2007)	1.65%	6.23%	-0.12%

Class IR (Commenced August 31, 2010)	1.70%	N/A	5.34%

Class R (Commenced February 28, 2014)	N/A	N/A	8.23%

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -0.14%, -0.88%, -0.85%, 0.22%, -0.17%, 0.12% and -0.33%, respectively. These returns compare to the -0.60% average annual total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EAFE (Net) Index” or the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, contributed positively during the Reporting Period. Our country/currency selection strategy detracted from the Fund’s relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy added to relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation, Profitability and Quality also contributed positively. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection contributed positively to Fund performance. Holdings in the health care, industrials and telecommunication services sectors enhanced relative returns. Investments in the materials, consumer discretionary and utilities sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Actelion, a Switzerland-based biopharmaceutical company; Vestas Wind Systems, a Danish manufacturer of wind turbines; and AstraZeneca, a British-Swedish pharmaceutical and biologic company. We chose to overweight Actelion because of our positive views on Valuation and Momentum. The Fund was overweight Vestas Wind Systems given our positive views on Momentum and Sentiment. The overweight in AstraZeneca was due to our positive views on Valuation and Management.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	An overweight position in Arrium, an Australia-based materials and mining company, detracted from the Fund’s relative performance. The Fund was also hampered by its underweight positions in Swiss pharmaceutical company Novartis and Japanese automaker Toyota Motor. We assumed the overweight in Arrium due to our positive views on Momentum and Sentiment. Our negative views on Momentum and Profitability led us to underweight Novartis, while our negative views on Quality and Profitability resulted in the Fund’s underweight in Toyota Motor.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy hurt Fund returns during the Reporting Period. The Fund was hindered by its underweight position in Australia and its overweight positions in Japan and Norway. It benefited from an underweight position in Germany and from overweight positions in Switzerland and the U.K.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment factors specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from underweight positions in Finland and Denmark to overweight positions. We increased the Fund’s overweight in Norway. In addition, we moved the Fund from overweight positions in France, the U.K. and Belgium to underweight positions.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care and information technology sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer discretionary, and materials sectors. The Fund was relatively neutral compared to the Index in the industrials, utilities, consumer staples, financials , telecommunication services and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Norway, Finland, Japan, Switzerland and the Netherlands. Compared to the Index, the Fund was underweight in the U.K., Spain, France, Germany, Australia and Belgium. The Fund was relatively neutral compared to the Index in Denmark, Singapore, New Zealand, Portugal, Austria, Ireland, Italy, Hong Kong¸ Israel and Sweden at the end of the Reporting Period.

FUND BASICS

International Equity Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	MSCI® EAFE (Net) Index[2]
Class A	-0.14%	-0.60%
Class B	-0.88	-0.60
Class C	-0.85	-0.60
Institutional	0.22	-0.60
Service	-0.17	-0.60
Class IR	0.12	-0.60
Class R	-0.33	-0.60

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE (Net) Index is a market capitalization-weighted composite of securities in 21 developed markets (as of November 27, 2013). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.27%	3.74%	4.80%	3.19%	8/15/97
Class B	-1.31	3.75	4.76	3.28	8/15/97
Class C	2.81	4.14	4.62	2.88	8/15/97
Institutional	4.95	5.33	5.82	4.05	8/15/97
Service	4.44	4.83	5.30	3.54	8/15/97
Class IR	4.74	5.17	N/A	-1.28	11/30/07
Class R	4.27	4.70	N/A	-1.73	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.37%
Class B	2.04	2.11
Class C	2.04	2.11
Institutional	0.89	0.96
Service	1.39	1.46
Class IR	1.04	1.11
Class R	1.54	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Total Net Assets	Line of Business	Country
HSBC Holdings PLC	3.1%	Banks	United Kingdom
Roche Holding AG	2.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
British American Tobacco PLC	2.2	Food, Beverage & Tobacco	United Kingdom
Commonwealth Bank of Australia	1.9	Banks	Australia
Total SA	1.8	Energy	France
Actelion Ltd. (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Statoil ASA	1.5	Energy	Norway
ABB Ltd. (Registered)	1.4	Capital Goods	Switzerland
BHP Billiton PLC	1.4	Materials	Australia
Astellas Pharma, Inc.	1.2	Pharmaceuticals, Biotechnology & Life Sciences	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.3% of the Fund’s net assets at October 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE (Net) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	-0.14%	5.31%	5.00%	3.45%
Including sales charges	-5.63%	4.13%	4.41%	3.11%

Class B (Commenced August 15, 1997)*
Excluding contingent deferred sales charges	-0.88%	4.53%	4.37%	3.20%
Including contingent deferred sales charges	-5.83%	4.15%	4.37%	3.20%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.85%	4.53%	4.23%	2.80%
Including contingent deferred sales charges	-1.84%	4.53%	4.23%	2.80%

Institutional (Commenced August 15, 1997)	0.22%	5.73%	5.42%	3.97%

Service (Commenced August 15, 1997)	-0.17%	5.21%	4.90%	3.47%

Class IR (Commenced November 30, 2007)	0.12%	5.56%	N/A	-1.40%

Class R (Commenced November 30, 2007)	-0.33%	5.09%	N/A	-1.84%

*Effective	at the close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B Shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -1.94%, -2.71%, -1.54% and -1.68%, respectively. These returns compare to the -2.02% average annual total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EAFE Small Cap (net) Index” or the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s quantitative model and all six of its investment themes added to relative performance during the Reporting Period. Stock selection also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes added to the Fund’s relative returns. Momentum was the Fund’s best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment and Valuation also enhanced results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. In addition, Quality, Profitability and Management added value, though to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we believe will to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are

PORTFOLIO RESULTS

selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection added to relative performance. Stock picks in the industrials, information technology and consumer staples sectors contributed positively. Holdings in the health care, materials and energy sectors dampened results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	An underweight in Royal Imtech, a Netherlands-based electrical solutions provider, enhanced Fund performance versus the Index. The Fund also benefited from overweight positions in Logitech International, a Switzerland-based provider of personal computer and tablet accessories, and Aperam, a Luxembourg-headquartered producer of stainless and specialty steel. We chose to underweight Royal Imtech because of our negative views on Momentum and Valuation. The Fund’s overweight in Logitech International was the result of our positive views on Sentiment and Quality. The overweight position in Aperam was due to our positive views on Valuation and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Detracting from relative returns were the Fund’s overweight positions in Arrium, an Australia-based materials and mining company; Takara Bio, a Japanese biomedical business; and Tella, a Japanese company that engages in the research and development of regenerative and cell medicines. The Fund was overweight Arrium due to our positive views on Valuation and Quality. The overweight in Takara Bio was established because of our positive views on Profitability and Sentiment. We adopted the overweight in Tella as a result of our positive views on Momentum and Quality.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its overweights relative to the Index in the Netherlands and Germany and from an underweight position in the U.K. Compared to the Index, the Fund was hurt by its overweighted positions in Japan, Spain and Australia. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position relative to the Index in Demark to an underweight position. We reduced the size of the Fund’s overweight positions in Germany and Spain. In addition, we moved the Fund from an underweight in Norway to an overweight position. We decreased the Fund’s underweight in Hong Kong and increased its overweight in Japan.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care, telecommunication services and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer discretionary, materials, industrials, and energy sectors. The Fund was relatively neutral compared to the Index in the financials and consumer staples sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight the Netherlands, Switzerland, Japan and Italy relative to the Index. Compared to the Index, the Fund was underweight the U.K., Singapore and Denmark. The Fund was relatively neutral compared to the Index in Germany, Norway, Spain, France, Australia, Sweden, Portugal, Austria, Hong Kong, Belgium, New Zealand, Ireland and Finland at the end of the Reporting Period.

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap (Net) Index[2]
Class A	-1.94%	-2.02%
Class C	-2.71	-2.02
Institutional	-1.54	-2.02
Class IR	-1.68	-2.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI® EAFE Small Cap (Net) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-2.97%	9.25%	2.33%	9/28/07
Class C	0.99	9.70	2.43	9/28/07
Institutional	3.13	10.92	3.57	9/28/07
Class IR	3.00	N/A	13.58	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.48%
Class C	2.05	2.24
Institutional	0.90	1.07
Class IR	1.05	1.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Symrise AG	1.1%	Materials	Germany
Hikma Pharmaceuticals PLC	1.0	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Dialog Semiconductor PLC	0.9	Semiconductors & Semiconductor Equipment	Germany
Minebea Co. Ltd.	0.9	Capital Goods	Japan
Pennon Group PLC	0.9	Utilities	United Kingdom
Marine Harvest ASA	0.9	Food, Beverage & Tobacco	Norway
DS Smith PLC	0.9	Materials	United Kingdom
ams AG	0.9	Semiconductors & Semiconductor Equipment	Austria
Logitech International SA (Registered)	0.8	Technology Hardware & Equipment	Switzerland
Catlin Group Ltd.	0.8	Insurance	Bermuda

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.2% of the Fund’s net assets at October 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap (Net) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investments election and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	-1.94%	10.89%	2.97%
Including sales charges	-7.35%	9.64%	2.16%

Class C (Commenced September 28, 2007)
Excluding contingent deferred charges	-2.71%	10.07%	2.24%
Including contingent deferred charges	-3.69%	10.07%	2.24%

Institutional (Commenced September 28, 2007)	-1.54%	11.34%	3.40%

Class IR (Commenced August 31, 2010)	-1.68%	N/A	13.02%

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value
Common Stocks – 90.7%
Brazil – 6.0%
168,200	Banco Bradesco SA (Banks)	$2,477,518
350,600	Banco Bradesco SA ADR (Banks)	5,251,988
1,122,100	Banco do Brasil SA (Banks)	12,557,340
512,900	Banco Santander Brasil SA ADR (Banks)(a)	2,810,692
335,900	BRF SA (Food, Beverage & Tobacco)	8,749,679
43,000	Grupo BTG Pactual (Diversified Financials)	544,029
80,300	JBS SA (Food, Beverage & Tobacco)	357,903
126,400	Magazine Luiza SA (Retailing)	420,840
313,200	Porto Seguro SA (Insurance)	3,754,002
226,500	Telefonica Brasil SA ADR (Telecommunication Services)(a)	4,629,660
31,200	Tim Participacoes SA ADR (Telecommunication Services)	858,624

		42,412,275

China – 18.4%
24,468,000	Agricultural Bank of China Ltd. Class H (Banks)	11,370,115
30,964,000	Bank of China Ltd. Class H (Banks)	14,820,960
17,802,000	China CITIC Bank Corp. Ltd. Class H (Banks)	11,597,103
26,497,000	China Construction Bank Corp. Class H (Banks)	19,769,393
1,551,500	China Hongqiao Group Ltd. (Materials)	1,195,878
512,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	943,973
19,174,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	12,222,572
901,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	433,617
2,000,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	3,092,915
14,670,000	GOME Electrical Appliances Holding Ltd. (Retailing)	2,311,194
232,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	259,152
5,580,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	8,224,948
44,700	NetEase, Inc. ADR (Software & Services)	4,233,984
494,700	New China Life Insurance Co. Ltd. Class H (Insurance)	1,851,255
10,490,000	PetroChina Co. Ltd. Class H (Energy)	13,132,896
366,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,991,953
96,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	347,428

Common Stocks – (continued)
China – (continued)
340,000	Shenzhen Expressway Co. Ltd. Class H (Transportation)	$217,524
13,856,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,064,024
568,200	Tencent Holdings Ltd. (Software & Services)	9,132,266

		129,213,150

Czech Republic – 0.2%
54,568	CEZ AS (Utilities)	1,509,470

Greece – 0.3%
8,309	FF Group (Retailing)*	271,940
103,346	Hellenic Telecommunications Organization SA (Telecommunication Services)*	1,167,249
27,155	OPAP SA (Consumer Services)	328,981

		1,768,170

Hong Kong – 3.2%
814,000	China Mobile Ltd. (Telecommunication Services)	10,128,210
1,530,000	China Resources Power Holdings Co. Ltd. (Utilities)	4,453,287
798,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	1,199,006
582,000	Guangdong Investment Ltd. (Utilities)	765,576
732,000	Hua Han Bio-Pharmaceutical Holdings Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	261,591
5,608,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,646,069

		22,453,739

Hungary – 0.4%
192,914	Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)	2,942,854

India – 6.1%
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,314,197
267,311	Bank of Baroda (Banks)	4,092,126
224,200	Bharti Infratel Ltd. (Telecommunication Services)	1,074,552
991,753	Cairn India Ltd. (Energy)	4,594,501
676,075	IFCI Ltd. (Diversified Financials)	404,433
50,669	Indian Oil Corp. Ltd. (Energy)	297,824
57,166	Infosys Ltd. ADR (Software & Services)(a)	3,822,119
99,917	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,311,290

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
490,697	Power Finance Corp. Ltd. (Diversified Financials)	$2,256,154
65,151	Punjab National Bank (Banks)	996,498
187,389	Reliance Infrastructure Ltd. (Utilities)	1,943,373
1,096,147	Rural Electrification Corp. Ltd. (Diversified Financials)	5,384,906
225,606	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,105,006
729,996	Tata Motors Ltd. (Automobiles & Components)	6,378,224
776,681	Tata Motors Ltd. Class A (Automobiles & Components)	4,237,277
278,100	The Jammu & Kashmir Bank Ltd. (Banks)	630,073

		42,842,553

Indonesia – 2.0%
731,800	PT Astra Agro Lestari Tbk (Food, Beverage & Tobacco)	1,423,324
12,146,100	PT Astra International Tbk (Automobiles & Components)	6,810,456
4,782,800	PT Bank Negara Indonesia (Persero) Tbk (Banks)	2,357,276
11,916,100	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	2,713,863
659,600	PT United Tractors Tbk (Capital Goods)	1,001,927

		14,306,846

Malaysia – 2.1%
59,900	British American Tobacco Malaysia Bhd (Food, Beverage & Tobacco)	1,266,514
3,718,800	DiGi.Com Bhd (Telecommunication Services)	7,000,403
1,795,200	Genting Malaysia Bhd (Consumer Services)	2,347,681
308,800	MISC Bhd (Transportation)	644,249
171,400	Press Metal Bhd (Materials)	344,746
398,600	Telekom Malaysia Bhd (Telecommunication Services)	872,730
531,600	Tenaga Nasional Bhd (Utilities)	2,159,765

		14,636,088

Mexico – 4.2%
341,200	Arca Continental SAB de CV (Food, Beverage & Tobacco)	2,197,261
963,800	Gruma SAB de CV Class B (Food, Beverage & Tobacco)*	10,613,341
58,910	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	4,014,716
73,840	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	9,944,771

Common Stocks – (continued)
Mexico – (continued)
764,800	Grupo Mexico SAB de CVSeries B (Materials)	$2,627,851

		29,397,940

Peru – 1.3%
54,291	Credicorp Ltd. (Banks)	8,740,851

Philippines – 0.2%
776,900	DMCI Holdings, Inc. (Capital Goods)	280,667
26,095	Globe Telecom, Inc. (Telecommunication Services)	979,799

		1,260,466

Poland – 3.1%
117,330	KGHM Polska Miedz SA (Materials)	4,525,224
676,847	Orange Polska SA (Telecommunication Services)	2,028,126
1,365,346	PGE SA (Utilities)	8,958,109
39,934	Powszechny Zaklad Ubezpieczen SA (Insurance)(a)	5,991,697

		21,503,156

Qatar – 0.1%
19,304	The Commercial Bank of Qatar (Banks)	395,479

Russia – 4.9%
3,633	OAO Bashneft (Energy)	112,211
1,421,965	OAO Gazprom ADR (Energy)	9,421,676
904,560	OAO Rosneft GDR (Energy)	5,034,429
665,590	OJSC MMC Norilsk Nickel ADR (Materials)	12,419,365
660,320	OJSC Rosneft GDR (Energy)	3,675,084
1,937,450	Sberbank of Russia (Banks)*	3,433,853

		34,096,618

South Africa – 6.1%
64,855	Clicks Group Ltd. (Food & Staples Retailing)	441,589
238,613	Investec Ltd. (Diversified Financials)	2,177,254
332,878	Liberty Holdings Ltd. (Insurance)	3,852,083
1,443,019	Life Healthcare Group Holdings Ltd. (Health Care Equipment & Services)	5,456,923
52,327	Mediclinic International Ltd. (Health Care Equipment & Services)	467,798
269,014	Mondi Ltd. (Materials)	4,504,964
677,675	MTN Group Ltd. (Telecommunication Services)	15,005,799
89,100	Netcare Ltd. (Health Care Equipment & Services)	269,562
129,872	Pick n Pay Stores Ltd. (Food & Staples Retailing)	628,124
1,450,831	Sibanye Gold Ltd. (Materials)	2,733,630

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
1,141,341	Steinhoff International Holdings Ltd. (Consumer Durables & Apparel)	$5,839,115
568,608	Super Group Ltd. (Retailing)*	1,628,170

		43,005,011

South Korea – 14.7%
3,064	Amorepacific Corp. (Household & Personal Products)	6,579,145
1,446	AMOREPACIFIC Group (Household & Personal Products)	1,599,866
15,625	Bukwang Pharmaceutical Co. Ltd (Pharmaceuticals, Biotechnology & Life Sciences)	290,938
6,464	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	2,360,180
57,866	Daesang Corp. (Food, Beverage & Tobacco)	2,247,749
29,961	Daewoo Securities Co. Ltd. (Diversified Financials)*	314,456
9,162	Dongbu Insurance Co. Ltd. (Insurance)	512,210
18,920	Dongsuh Co., Inc. (Food & Staples Retailing)	369,514
763	Dongwon F&B Co. Ltd. (Food, Beverage & Tobacco)	250,233
43,612	Hancom, Inc. (Software & Services)	943,353
2,695	Hyundai Glovis Co. Ltd. (Transportation)	670,333
654,607	Industrial Bank of Korea (Banks)	9,572,529
225,957	Korea Electric Power Corp. (Utilities)	9,918,565
51,743	Korea Investment Holdings Co. Ltd. (Diversified Financials)	2,616,484
82,055	KT&G Corp. (Food, Beverage & Tobacco)	7,265,378
179,719	LG Electronics, Inc. (Consumer Durables & Apparel)	10,975,737
11,444	Medy-Tox, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,666,245
71,509	Samsung C&T Corp. (Capital Goods)	4,837,366
11,548	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	13,466,613
14,855	Samyang Holdings Corp. (Food, Beverage & Tobacco)	1,236,062
150,021	Shinhan Financial Group Co. Ltd. (Banks)	7,060,861
234,914	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	10,475,824
18,820	SK Telecom Co. Ltd. (Telecommunication Services)	4,716,273
12,749	SL Corp. (Automobiles & Components)	234,775
48,636	Sungwoo Hitech Co. Ltd. (Automobiles & Components)	701,090

Common Stocks – (continued)
South Korea – (continued)
127,675	Woori Finance Holdings Co. Ltd. (Banks)*	$1,421,624

		103,303,403

Taiwan – 12.4%
2,532,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	3,054,489
1,172,000	AmTRAN Technology Co. Ltd. (Consumer Durables & Apparel)	674,305
1,179,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	12,037,812
619,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	5,225,439
514,000	Cathay Financial Holding Co. Ltd. (Insurance)	847,260
111,000	Chailease Holding Co. Ltd. (Diversified Financials)*	274,124
229,000	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	698,686
412,000	Elite Material Co. Ltd. (Technology Hardware & Equipment)	485,449
821,039	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	692,457
397,000	Grape King Bio Ltd. (Household & Personal Products)	1,659,474
3,925,120	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	12,423,004
729,000	Huang Hsiang Construction Corp. (Real Estate)	946,030
921,000	King’s Town Bank Co. Ltd. (Banks)	1,007,286
239,000	Lotes Co. Ltd. (Technology Hardware & Equipment)	992,809
552,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	456,429
5,956,000	Pegatron Corp. (Technology Hardware & Equipment)	10,854,781
106,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	351,359
7,037,000	Siliconware Precision Industries Co. (Semiconductors & Semiconductor Equipment)	10,038,390
741,000	Simplo Technology Co. Ltd. (Technology Hardware & Equipment)	3,605,009
1,453,000	Taiwan Cement Corp. (Materials)	2,222,710
602,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	13,260,444
160,000	Test Research, Inc. (Technology Hardware & Equipment)	261,243

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
2,106,000	TXC Corp. (Technology Hardware & Equipment)	$2,610,278
515,000	United Integrated Services Co. Ltd. (Capital Goods)	489,555
488,000	Wan Hai Lines Ltd. (Transportation)	360,923
877,000	Wistron Corp. (Technology Hardware & Equipment)	921,390
1,713,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	862,883

		87,314,018

Thailand – 3.2%
1,428,700	Airports of Thailand PCL (Transportation)	10,616,081
2,670,100	BTS Group Holdings PCL (Transportation)	845,071
245,800	Delta Electronics Thailand PCL (Technology Hardware & Equipment)	488,014
15,273,500	Jasmine International PCL (Telecommunication Services)	3,487,284
744,800	PTT Exploration & Production PCL (Energy)	3,348,546
348,500	PTT PCL (Energy)	3,944,050

		22,729,046

Turkey – 1.8%
119,354	Akbank TAS (Banks)	430,981
162,991	Aksa Akrilik Kimya Sanayii AS (Consumer Durables & Apparel)	535,963
1,881,967	Eregli Demir ve Celik Fabrikalari TAS (Materials)	3,922,477
67,271	TAV Havalimanlari Holding AS (Transportation)	564,340
359,612	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	2,256,308
559,947	Turkiye Garanti Bankasi AS (Banks)	2,185,413
1,097,789	Turkiye Is Bankasi Class C (Banks)	2,744,915

		12,640,397

TOTAL COMMON STOCKS
(Cost $605,038,079)		$636,471,530

Preferred Stocks – 6.8%
Brazil – 6.1%
124,800	Centrais Eletricas Brasileiras SA Class B (Utilities)	$472,426
1,391,300	Companhia Energetica de Minas Gerais (Utilities)	7,987,648
365,500	Companhia Energetica de Sao Paulo Class B (Utilities)	3,603,521
1,228,620	Itau Unibanco Holding SA ADR (Banks)	18,134,431

Preferred Stocks – (continued)
2,881,300	Itausa – Investimentos Itau SA (Banks)	$11,500,084
155,600	Petroleo Brasileiro SA (Energy)	959,509

		42,657,619

Russia – 0.2%
1,605,784	OAO Surgutneftegas (Energy)*	1,100,288

South Korea – 0.5%
3,314	Hyundai Motor Co. (Automobiles & Components)	396,412
3,781	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,490,103

		3,886,515

TOTAL PREFERRED STOCKS
(Cost $44,472,516)		$47,644,422

Exchange Traded Fund – 2.6%
United States – 2.6%
429,024	Vanguard FTSE Emerging Markets Fund	$18,293,583
(Cost $18,093,186)

Units	Description	Expiration Month	Value
Warrant – 0.0%
Thailand – 0.0%
1,567,600	BTS Group Holdings PCL (Transportation)*	01/18	$48,130
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $667,603,781)			$702,457,665

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 1.5%
Goldman Sachs Financial Square Money Market Fund — FST Shares
10,631,042	0.063%	$10,631,042
(Cost $10,631,042)

TOTAL INVESTMENTS – 101.6%
(Cost $678,234,823)		$713,088,707

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(11,445,054)

NET ASSETS – 100.0%		$701,643,653

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value
Common Stocks – 96.7%
Australia – 7.9%
222,478	Australia & New Zealand Banking Group Ltd. (Banks)	$6,583,253
311,629	Beach Energy Ltd. (Energy)	322,349
221,513	BHP Billiton Ltd. (Materials)	6,626,972
437,917	BHP Billiton PLC (Materials)	11,314,289
495,739	Challenger Ltd. (Diversified Financials)	3,049,124
223,266	Commonwealth Bank of Australia (Banks)	15,876,333
14,946	Domino’s Pizza Enterprises Ltd. (Consumer Services)	356,234
199,164	Downer EDI Ltd. (Commercial & Professional Services)	841,038
387,100	Federation Centres Ltd. (REIT)	929,581
149,710	Fortescue Metals Group Ltd. (Materials)	462,056
58,794	Harvey Norman Holdings Ltd. (Retailing)	197,711
373,470	Independence Group NL (Materials)	1,495,566
44,676	M2 Group Ltd. (Telecommunication Services)	309,993
127,890	Macquarie Group Ltd. (Diversified Financials)	6,911,689
2,080,095	Mount Gibson Iron Ltd. (Materials)	826,529
64,714	Ramsay Health Care Ltd. (Health Care Equipment & Services)	2,991,623
35,677	Slater & Gordon Ltd. (Consumer Services)	192,762
183,209	Suncorp Group Ltd. (Insurance)	2,383,959
489,000	Telstra Corp. Ltd. (Telecommunication Services)	2,433,340
39,311	Westpac Banking Corp. (Banks)	1,206,622

		65,311,023

Austria – 0.4%
73,858	ams AG (Semiconductors & Semiconductor Equipment)	2,648,475
6,883	CA Immobilien Anlagen AG (Real Estate)*	132,020
29,431	CAT Oil AG (Energy)	560,604

		3,341,099

Belgium – 0.2%
2,973	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	329,689
10,998	Ion Beam Applications (Health Care Equipment & Services)*	192,127
21,186	Telenet Group Holding NV (Media)*	1,198,034

		1,719,850

Denmark – 2.3%
165	A.P. Moller – Maersk A/S Class A (Transportation)	375,367
3,090	A.P. Moller – Maersk A/S Class B (Transportation)	7,210,751

Common Stocks – (continued)
Denmark – (continued)
39,820	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)(a)	$844,397
188,480	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	8,519,809
56,927	TDC A/S (Telecommunication Services)	434,755
42,826	Vestas Wind Systems A/S (Capital Goods)*	1,429,317

		18,814,396

Finland – 4.0%
115,713	Elisa OYJ (Telecommunication Services)	3,178,673
268,367	Fortum OYJ (Utilities)	6,223,910
1,135,757	Nokia OYJ (Technology Hardware & Equipment)	9,490,269
151,705	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	5,159,731
54,123	Sampo OYJ Class A (Insurance)	2,593,435
396,481	UPM-Kymmene OYJ (Materials)	6,289,186
5,589	Wartsila OYJ Abp (Capital Goods)	259,150

		33,194,354

France – 6.9%
17,835	Belvedere SA (Food, Beverage & Tobacco)*	248,971
22,864	CNP Assurances (Insurance)	427,446
331,818	Credit Agricole SA (Banks)	4,910,333
78,839	Electricite de France SA (Utilities)	2,327,990
34,467	Fonciere Des Regions (REIT)	3,168,742
18,816	Mercialys SA (REIT)	415,585
1,240,483	Natixis SA (Banks)	8,538,840
514,735	Orange SA (Telecommunication Services)	8,194,773
9,037	Orpea (Health Care Equipment & Services)	551,368
5,277	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	478,836
49,132	SCOR SE (Insurance)	1,505,524
328,229	Suez Environnement Co. (Utilities)	5,529,765
104,364	Technicolor SA (Registered) (Media)*	616,167
8,295	Technip SA (Energy)	599,317
251,318	Total SA (Energy)	15,004,515
34,338	Valeo SA (Automobiles & Components)	3,850,343
33,369	Valneva SE (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	184,060
14,319	Vinci SA (Capital Goods)	817,304

		57,369,879

Germany – 5.8%
18,404	Allianz SE (Registered) (Insurance)	2,926,644
17,280	Axel Springer SE (Media)	950,583
30,849	Continental AG (Automobiles & Components)	6,076,200

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
198,800	Deutsche Post AG (Registered) (Transportation)	$6,260,174
182,833	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	6,313,555
41,403	Duerr AG (Capital Goods)	2,908,320
35,188	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	1,810,635
64,391	Hannover Rueck SE (Insurance)	5,374,547
16,792	Hochtief AG (Capital Goods)	1,242,587
39,928	K+S AG (Registered) (Materials)	1,118,972
20,246	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	1,917,743
33,982	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	6,690,646
64,640	Rhoen Klinikum AG (Health Care Equipment & Services)	1,924,653
24,462	Siemens AG (Registered) (Capital Goods)	2,759,153
5,484	Symrise AG (Materials)	309,184

		48,583,596

Hong Kong – 3.2%
4,510,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	1,385,311
568,000	Hongkong Land Holdings Ltd. (Real Estate)	3,961,187
554,000	Hutchison Whampoa Ltd. (Capital Goods)	7,025,031
594,500	MTR Corp. Ltd. (Transportation)	2,424,063
447,000	Sun Hung Kai Properties Ltd. (Real Estate)	6,669,734
986,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	756,400
298,000	Wheelock & Co. Ltd. (Real Estate)	1,436,396
851,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,856,795

		26,514,917

Ireland – 0.6%
489,992	Beazley PLC (Insurance)	2,058,072
40,301	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,704,073

		4,762,145

Italy – 2.1%
40,251	ACEA SpA (Utilities)	492,463
2,339	Cosmo Pharmaceuticals SpA (Pharmaceuticals, Biotechnology & Life Sciences)	367,646
43,094	Credito Emiliano SpA (Banks)	332,066
110,568	Eni SpA (Energy)	2,355,641
74,894	ERG SpA (Energy)	858,289
1,787,158	Intesa Sanpaolo SpA (Banks)	5,253,815

Common Stocks – (continued)
Italy – (continued)
4,322,112	Telecom Italia SpA (Telecommunication Services)*	$4,898,174
356,707	UniCredit SpA (Banks)	2,583,531

		17,141,625

Japan – 23.4%
6,000	ABC-Mart, Inc. (Retailing)	345,964
45,700	Alpine Electronics, Inc. (Consumer Durables & Apparel)	780,075
239,200	Amada Co. Ltd. (Capital Goods)	2,089,060
631,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	9,802,746
36,700	Avex Group Holdings, Inc. (Media)	545,124
120,100	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	2,980,613
4,500	Benesse Holdings, Inc. (Consumer Services)	141,994
315,700	Brother Industries Ltd. (Technology Hardware & Equipment)	5,620,899
12,500	Central Japan Railway Co. (Transportation)	1,864,363
17,700	Century Tokyo Leasing Corp. (Diversified Financials)	463,509
85,800	Chubu Electric Power Co., Inc. (Utilities)*	1,029,564
199,000	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,221,284
1,031,000	Clarion Co. Ltd. (Consumer Durables & Apparel)*(a)	3,392,884
406,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,119,018
14,100	Daikin Industries Ltd. (Capital Goods)	881,364
320,200	Daiwa House Industry Co. Ltd. (Real Estate)	6,058,053
782,000	Daiwa Securities Group, Inc. (Diversified Financials)	6,180,116
11,500	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	171,319
4,200	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	179,980
5,200	Eizo Corp. (Technology Hardware & Equipment)	95,071
35,200	FANUC Corp. (Capital Goods)	6,203,499
129,000	Fuji Electric Co. Ltd. (Capital Goods)	566,758
119,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	4,018,160
184,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	2,303,389
923,000	Fujitsu Ltd. (Software & Services)	5,611,345
94,600	Gree, Inc. (Software & Services)(a)	677,488
59,200	Haseko Corp. (Consumer Durables & Apparel)	433,932

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
32,300	Hitachi Transport System Ltd. (Transportation)	$427,445
49,900	Honda Motor Co. Ltd. (Automobiles & Components)	1,595,265
47,100	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	523,383
631,700	ITOCHU Corp. (Capital Goods)	7,636,333
9,000	Jafco Co. Ltd. (Diversified Financials)	350,372
71,600	JVC Kenwood Corp. (Consumer Durables & Apparel)*	136,888
52,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,302,809
8,900	KDDI Corp. (Telecommunication Services)	584,458
180,900	Konica Minolta, Inc. (Technology Hardware & Equipment)	2,021,330
22,100	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	465,597
78,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	909,742
53,600	Kyushu Electric Power Co., Inc. (Utilities)	581,542
425,000	Minebea Co. Ltd. (Capital Goods)	5,823,538
502,000	Mitsubishi Electric Corp. (Capital Goods)	6,472,687
85,600	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,301,735
1,260,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,348,308
460,900	Mitsui & Co. Ltd. (Capital Goods)	6,959,158
35,000	Nachi-Fujikoshi Corp. (Capital Goods)	217,500
16,600	NEC Networks & System Integration Corp. (Software & Services)	360,679
165,600	Nikon Corp. (Consumer Durables & Apparel)	2,268,995
1,051,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	4,887,201
180,000	Nippon Express Co. Ltd. (Transportation)	791,813
45,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,806,071
302,900	Nissan Motor Co. Ltd. (Automobiles & Components)	2,762,965
7,800	Noevir Holdings Co. Ltd. (Household & Personal Products)	141,110
281,000	Nomura Holdings, Inc. (Diversified Financials)	1,755,235
83,000	NSK Ltd. (Capital Goods)	1,087,141
371,000	NTN Corp. (Capital Goods)	1,604,119
528,500	ORIX Corp. (Diversified Financials)	7,335,709

Common Stocks – (continued)
Japan – (continued)
87,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$3,076,346
600,100	Panasonic Corp. (Consumer Durables & Apparel)	7,219,956
43,100	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	625,196
15,100	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	901,267
92,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	398,159
57,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	710,412
170,100	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	6,643,447
82,000	Shiseido Co. Ltd. (Household & Personal Products)	1,360,721
100,300	SoftBank Corp. (Telecommunication Services)	7,301,782
2,800	St. Marc Holdings Co. Ltd. (Consumer Services)	146,388
14,200	Star Micronics Co. Ltd. (Capital Goods)	215,935
35,300	Start Today Co. Ltd. (Retailing)	763,792
163,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,928,636
42,200	Suzuki Motor Corp. (Automobiles & Components)	1,414,481
10,400	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	729,962
108,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,694,626
55,200	The Chugoku Electric Power Co., Inc. (Utilities)	727,968
183,100	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,770,981
402,000	Toko, Inc. (Technology Hardware & Equipment)(a)	1,070,674
33,100	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	126,998
1,026,900	Yamada Denki Co. Ltd. (Retailing)(a)	3,291,857
121,400	Yamaha Motor Co. Ltd. (Automobiles & Components)	2,296,613
26,800	Yoshinoya Holdings Co. Ltd. (Consumer Services)(a)	307,040

		193,959,936

Netherlands – 5.0%
25,532	Boskalis Westminster NV (Capital Goods)	1,362,142
77,144	Corio NV (REIT)	3,754,959

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
37,269	Eurocommercial Properties NV CVA (Real Estate)	$1,701,372
80,651	Heineken Holding NV (Food, Beverage & Tobacco)	5,227,524
1,194,861	PostNL NV (Transportation)*	5,078,576
205,679	Royal Dutch Shell PLC Class A (Energy)	7,353,542
107,583	Royal Dutch Shell PLC Class B (Energy)	3,974,699
458,644	TomTom NV (Consumer Durables & Apparel)*	3,331,718
15,537	Vastned Retail NV (REIT)	709,524
62,257	Wereldhave NV (REIT)	5,104,000
135,287	Wolters Kluwer NV (Media)	3,611,986

		41,210,042

New Zealand – 0.1%
109,352	Auckland International Airport Ltd. (Transportation)	330,592
111,104	Spark New Zealand Ltd. (Telecommunication Services)	273,400

		603,992

Norway – 4.2%
39,396	Aker Solutions ASA (Energy)*	255,243
320,263	Marine Harvest ASA (Food, Beverage & Tobacco)	4,535,721
1,448,632	Norsk Hydro ASA (Materials)	8,110,772
113,809	Orkla ASA (Food, Beverage & Tobacco)	870,188
531,929	Statoil ASA (Energy)	12,173,426
415,457	Storebrand ASA (Insurance)*	2,130,216
151,346	Yara International ASA (Materials)	6,950,015

		35,025,581

Singapore – 1.5%
10,668,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	4,323,226
74,000	Jardine Cycle & Carriage Ltd. (Retailing)	2,300,249
201,000	OUE Ltd. (Consumer Services)	330,450
18,456	REC Solar ASA (Semiconductors & Semiconductor Equipment)*	246,782
2,087,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	5,202,244

		12,402,951

South Africa – 0.7%
336,188	Mondi PLC (Materials)	5,681,733

Spain – 1.2%
213,644	Enagas SA (Utilities)	7,169,841
142,787	Endesa SA (Utilities)(a)	2,785,472

		9,955,313

Common Stocks – (continued)
Sweden – 2.4%
12,053	Clas Ohlson AB Class B (Retailing)	$208,116
26,534	Fabege AB (Real Estate)	340,608
203,832	Husqvarna AB Class B (Consumer Durables & Apparel)	1,521,839
36,190	JM AB (Consumer Durables & Apparel)	1,169,743
63,994	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)(a)	838,071
482,403	Nordea Bank AB (Banks)	6,204,550
412,239	Skandinaviska Enskilda Banken AB Class A (Banks)	5,294,909
29,383	Swedbank AB Class A (Banks)	778,669
107,062	Swedish Match AB (Food, Beverage & Tobacco)	3,481,340

		19,837,845

Switzerland – 10.6%
542,009	ABB Ltd. (Registered) (Capital Goods)*	11,890,961
113,226	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	13,484,675
51,191	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	751,402
48,071	Baloise Holding AG (Registered) (Insurance)	6,051,409
34	Chocoladefabriken Lindt & Sprungli AG (Food, Beverage & Tobacco)	170,645
9,139	EMS-Chemie Holding AG (Registered) (Materials)	3,291,235
2,264	Galenica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,937,374
413,129	Logitech International SA (Registered) (Technology Hardware & Equipment)*	5,848,985
80,145	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	8,830,904
82,528	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	24,256,475
15,623	Schweizerische National-Versicherungs-Gesellschaft (Registered) (Insurance)	1,302,827
11,782	Swiss Life Holding AG (Registered) (Insurance)*	2,703,273
97,483	Swiss Re AG (Insurance)*	7,882,560

		88,402,725

United Kingdom – 14.2%
370,369	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	5,243,450
101,062	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,382,416

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
67,211	Berendsen PLC (Commercial & Professional Services)	$1,088,352
78,089	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	2,855,814
17,170	BP PLC (Energy)	123,537
78,789	BP PLC ADR (Energy)(b)	3,424,170
315,082	British American Tobacco PLC (Food, Beverage & Tobacco)	17,858,089
509,414	BT Group PLC (Telecommunication Services)	3,003,163
294,560	Dixons Carphone PLC (Retailing)	1,870,391
2,481,441	HSBC Holdings PLC (Banks)	25,299,192
181,205	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	7,871,880
1,709,658	ITV PLC (Media)	5,554,141
92,255	Persimmon PLC (Consumer Durables & Apparel)*	2,166,625
102,714	Reckitt Benckiser Group PLC (Household & Personal Products)	8,650,934
411,808	Rolls-Royce Holdings PLC (Capital Goods)*	5,577,723
75,092	SABMiller PLC (Food, Beverage & Tobacco)	4,247,427
19,876	Severn Trent PLC (Utilities)	635,307
436,016	Standard Chartered PLC (Banks)	6,563,201
49,492	Unilever NV CVA (Food, Beverage & Tobacco)	1,918,234
100,609	Unilever PLC (Food, Beverage & Tobacco)	4,047,047
91,506	United Utilities Group PLC (Utilities)	1,254,388
53,999	WH Smith PLC (Retailing)	974,940

		117,610,421

TOTAL COMMON STOCKS
(Cost $804,094,948)		$801,443,423

Preferred Stocks – 0.7%
Germany – 0.7%
56,000	Henkel AG & Co. KGaA (Household & Personal Products)	$5,542,211

United Kingdom – 0.0%
37,062,720	Rolls-Royce Holdings PLC Class C (Capital Goods)*	59,289

TOTAL PREFERRED STOCKS
(Cost $5,361,795)		$5,601,500

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $809,456,743)		$807,044,923

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.3%
Goldman Sachs Financial Square Money Market Fund – FST Shares
10,729,897	0.063%	$10,729,897
(Cost $10,729,897)

TOTAL INVESTMENTS – 98.7%
(Cost $820,186,640)		$817,774,820

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		10,930,938

NET ASSETS – 100.0%		$828,705,758

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	196	December 2014	$7,616,596	$(63,849)
FTSE 100 Index	35	December 2014	3,642,397	9,599
Hang Seng Index	2	November 2014	308,737	8,581
MSCI Singapore Index	4	November 2014	230,093	4,649
SPI 200 Index	12	December 2014	1,456,752	57,792
TSE TOPIX Index	29	December 2014	3,451,858	147,819
TOTAL				$164,591

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value
Common Stocks – 100.7%
Australia – 7.1%
109,091	Abacus Property Group (REIT)	$259,762
197,460	AWE Ltd. (Energy)*	306,096
3,831,052	Beach Energy Ltd. (Energy)	3,962,838
102,963	BT Investment Management Ltd. (Diversified Financials)	567,225
359,904	Cabcharge Australia Ltd. (Commercial & Professional Services)(a)	1,569,525
689,370	Challenger Ltd. (Diversified Financials)	4,240,083
472,241	Charter Hall Group (REIT)	1,817,899
570,629	Cover-More Group Ltd. (Insurance)	1,114,370
1,808,418	CSR Ltd. (Materials)	5,534,900
122,093	Domino’s Pizza Enterprises Ltd. (Consumer Services)	2,910,058
1,497,518	Downer EDI Ltd. (Commercial & Professional Services)	6,323,782
137,530	GUD Holdings Ltd. (Consumer Durables & Apparel)	870,531
807,101	iiNET Ltd. (Telecommunication Services)	5,695,568
291,115	Independence Group NL (Materials)	1,165,774
1,684,531	Investa Office Fund (REIT)	5,314,871
26,549	Invocare Ltd. (Consumer Services)	283,283
655,233	M2 Group Ltd. (Telecommunication Services)(a)	4,546,461
130,164	Monadelphous Group Ltd. (Capital Goods)(a)	1,443,731
3,682,702	Mount Gibson Iron Ltd. (Materials)	1,463,328
349,690	Northern Star Resources Ltd. (Materials)	337,252
722,324	NRW Holdings Ltd. (Capital Goods)	483,498
88,798	OZ Minerals Ltd. (Materials)	305,139
72,735	Premier Investments Ltd. (Retailing)	690,120
203,021	RCR Tomlinson Ltd. (Capital Goods)	487,714
116,860	SAI Global Ltd. (Commercial & Professional Services)	422,999
200,862	Sandfire Resources NL (Materials)	996,716
890,303	Shopping Centres Australasia Property Group (REIT)	1,421,058
1,145,910	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	780,729
424,177	Slater & Gordon Ltd. (Consumer Services)	2,291,816
1,180,704	Spark Infrastructure Group (Utilities)	1,984,746
49,019	Tassal Group Ltd. (Food, Beverage & Tobacco)	159,227
80,069	Village Roadshow Ltd. (Media)	495,974

		60,247,073

Austria – 1.7%
202,212	ams AG (Semiconductors & Semiconductor Equipment)	7,251,122
184,063	CA Immobilien Anlagen AG (Real Estate)*	3,530,431
16,408	Flughafen Wien AG (Transportation)	1,505,938

Common Stocks – (continued)
Austria – (continued)
43,573	Oesterreichische Post AG (Transportation)	$2,125,441

		14,412,932

Belgium – 1.0%
5,915	Befimmo SA (REIT)	455,861
139,153	bpost SA (Transportation)	3,444,869
16,636	Compagnie Maritime Belge SA (Transportation)	325,819
69,390	Exmar NV (Energy)	969,989
13,240	Ion Beam Applications (Health Care Equipment & Services)*	231,293
28,120	Kinepolis Group NV (Media)	1,125,873
37,876	Melexis NV (Semiconductors & Semiconductor Equipment)	1,727,463

		8,281,167

Bermuda – 1.2%
831,300	Catlin Group Ltd. (Insurance)	7,141,525
256,760	Hiscox Ltd. (Insurance)	2,800,420
30,035	Hoegh LNG Holdings Ltd. (Energy)*	387,416

		10,329,361

Canada – 0.1%
222,184	Entertainment One Ltd. (Media)	1,115,085

China – 0.4%
6,013,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	3,203,440

Denmark – 0.6%
122,958	Bakkafrost P/F (Food, Beverage & Tobacco)	3,006,454
3,363	Royal Unibrew A/S (Food, Beverage & Tobacco)*	549,728
24,541	Schouw & Co. A/S (Food, Beverage & Tobacco)	1,087,305
18,973	Zealand Pharma A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	217,299

		4,860,786

Finland – 0.4%
23,539	Cramo OYJ (Capital Goods)	343,298
67,646	Huhtamaki OYJ (Materials)	1,716,528
33,660	Ramirent OYJ (Capital Goods)	268,646
128,444	Sponda OYJ (Real Estate)	588,088
8,514	Tieto OYJ (Software & Services)	215,865

		3,132,425

France – 4.4%
32,526	ABC Arbitrage (Diversified Financials)	196,055
260,970	Air France-KLM (Transportation)*(a)	2,204,704
35,278	Altamir (Diversified Financials)	442,086

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
39,576	Assystem (Commercial & Professional Services)	$799,150
89,106	Belvedere SA (Food, Beverage & Tobacco)*	1,243,891
21,396	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,904,779
6,900	Bourbon SA (Energy)	179,025
20,806	Cegid Group (Software & Services)	765,765
18,574	Etablissements Maurel et Prom (Energy)*	221,999
14,640	Euler Hermes Group (Insurance)	1,434,124
25,921	Innate Pharma SA (Pharmaceuticals, Biotechnology & Life Sciences)*	238,838
86,368	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,245,379
13,112	Korian-Medica (Health Care Equipment & Services)	474,372
160,871	Mercialys SA (REIT)	3,553,121
88,233	Neopost SA (Technology Hardware & Equipment)	6,123,358
63,197	Orpea (Health Care Equipment & Services)	3,855,797
49,915	Saft Groupe SA (Capital Goods)	1,484,760
9,966	Societe de la Tour Eiffel (REIT)*	560,713
959,394	Technicolor SA (Registered) (Media)*	5,664,278
92,368	Valneva SE (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	509,491
16,246	Vicat (Materials)	1,111,049

		37,212,734

Georgia – 0.5%
107,162	Bank of Georgia Holdings PLC (Banks)	4,394,994

Germany – 6.8%
24,054	alstria office REIT-AG (REIT)*	298,631
45,726	Aurelius AG (Diversified Financials)	1,593,648
227,696	Balda AG (Health Care Equipment & Services)(a)	781,824
305,824	Borussia Dortmund GmbH & Co. KGaA (Media)	1,619,630
37,608	CENTROTEC Sustainable AG (Capital Goods)	609,108
14,444	Comdirect Bank AG (Banks)	146,137
54,432	CTS Eventim AG & Co. KGaA (Media)	1,438,290
23,034	Deutsche Beteiligungs AG (Diversified Financials)	631,412
110,968	Deutsche Euroshop AG (Real Estate)	4,964,773
233,748	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	8,071,743
81,793	Duerr AG (Capital Goods)	5,745,483
66,471	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,698,575

Common Stocks – (continued)
Germany – (continued)
13,021	Hamborner REIT AG (REIT)	$133,906
21,807	Homag Group AG (Capital Goods)	768,419
30,544	KUKA AG (Capital Goods)(a)	1,924,999
38,100	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	3,608,911
3,764	Nemetschek AG (Software & Services)	375,168
5,749	R Stahl AG (Capital Goods)(a)	284,932
229,363	Rhoen Klinikum AG (Health Care Equipment & Services)	6,829,273
37,368	Sixt SE (Transportation)	1,208,868
2,027	STRATEC Biomedical AG (Health Care Equipment & Services)	107,435
107,063	Suedzucker AG (Food, Beverage & Tobacco)(a)	1,490,747
167,989	Symrise AG (Materials)	9,471,105
50,780	Takkt AG (Retailing)	791,974
4,456	Wacker Chemie AG (Materials)	539,974
15,929	Wacker Neuson SE (Capital Goods)	309,958
17,663	Wincor Nixdorf AG (Technology Hardware & Equipment)	812,326

		58,257,249

Hong Kong – 2.3%
2,708,000	Brightoil Petroleum Holdings Ltd. (Energy)*(a)	865,689
113,000	Chow Sang Sang Holdings International Ltd. (Retailing)	279,361
122,800	Dah Sing Banking Group Ltd. (Banks)	223,119
386,400	Dah Sing Financial Holdings Ltd. (Banks)	2,406,005
493,926	Dickson Concepts International Ltd. (Retailing)	258,873
890,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	267,402
1,418,000	Emperor International Holdings (Real Estate)	309,186
1,182,100	Esprit Holdings Ltd. (Retailing)	1,480,785
1,508,000	Global Brands Group Holding Ltd. (Consumer Durables & Apparel)*	334,456
154,240	Great Eagle Holdings Ltd. (Real Estate)	519,187
817,000	Guotai Junan International Holdings Ltd. (Diversified Financials)	570,692
810,000	Haitong International Securities Group Ltd. (Diversified Financials)	481,352
5,125	Hopewell Highway Infrastructure Ltd. (Transportation)	2,472
102,500	Hopewell Holdings Ltd. (Capital Goods)	363,752
662,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	263,857
213,000	Luk Fook Holdings International Ltd. (Retailing)	635,100

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
2,886,000	Newocean Energy Holdings Ltd. (Energy)(a)	$1,359,535
106,000	Orient Overseas International Ltd. (Transportation)	603,910
210,000	Regal Hotels International Holdings Ltd. (Consumer Services)	128,071
1,453,000	Samson Holding Ltd. (Consumer Durables & Apparel)	189,233
3,506,000	Shun Tak Holdings Ltd. (Capital Goods)	1,786,246
271,500	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	349,178
109,138	SOCAM Development Ltd. (Capital Goods)*	90,772
607,000	Sunlight Real Estate Investment Trust (REIT)	263,811
288,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	252,754
2,004,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,537,349
100,000	Tian An China Investments Co. Ltd. (Real Estate)	67,078
3,804,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	1,933,557
657,600	VST Holdings Ltd. (Technology Hardware & Equipment)	227,251
91,500	VTech Holdings Ltd. (Technology Hardware & Equipment)	1,145,645
524,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	309,603

		19,505,281

India – 0.6%
376,602	Vedanta Resources PLC (Materials)	4,969,698

Ireland – 0.4%
409,532	Beazley PLC (Insurance)	1,720,123
101,706	Grafton Group PLC (Capital Goods)	1,032,454
56,959	Greencore Group PLC (Food, Beverage & Tobacco)	239,000
129,410	Irish Continental Group PLC (Transportation)(a)	452,455

		3,444,032

Israel – 0.1%
4,869	Osem Investments Ltd. (Food, Beverage & Tobacco)	93,658
79,423	Plus500 Ltd. (Diversified Financials)	650,329

		743,987

Italy – 4.5%
830,536	A2A SpA (Utilities)	832,802

Common Stocks – (continued)
Italy – (continued)
68,085	ACEA SpA (Utilities)	$833,007
179,826	Ascopiave SpA (Utilities)	421,402
134,855	ASTM SpA (Transportation)	1,622,144
331,436	Autogrill SpA (Consumer Services)*	2,246,293
132,048	Banca IFIS SpA (Diversified Financials)	2,325,638
635,883	Banca Popolare di Milano Scarl (Banks)*	479,281
2,377,919	Beni Stabili SpA (REIT)	1,639,627
23,424	Brembo SpA (Automobiles & Components)	776,773
26,597	Cairo Communication SpA (Media)	178,782
273,322	Cementir Holding SpA (Materials)	1,642,271
15,729	Cosmo Pharmaceuticals SpA (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,472,295
187,748	Credito Emiliano SpA (Banks)	1,446,717
37,952	De’Longhi (Consumer Durables & Apparel)	742,751
272,839	ERG SpA (Energy)	3,126,750
1,635,759	Hera SpA (Utilities)	4,307,748
159,079	Immobiliare Grande Distribuzione (REIT)	132,857
259,751	Indesit Co. SpA (Consumer Durables & Apparel)*	3,572,788
44,604	Industria Macchine Automatiche SpA (Capital Goods)	1,748,796
1,742,965	Iren SpA (Utilities)	2,107,654
233,563	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	4,041,271
9,441	Reply SpA (Software & Services)	696,666
41,252	Societa Cattolica di Assicurazioni SCRL (Insurance)(a)	638,908
68,462	Societa Iniziative Autostradali e Servizi SpA (Transportation)	685,971

		38,719,192

Japan – 30.6%
350,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	5,977,726
59,700	AOKI Holdings, Inc. (Retailing)	669,613
112,300	Aoyama Trading Co. Ltd. (Retailing)	2,671,054
3,800	As One Corp. (Health Care Equipment & Services)	108,592
91,800	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	1,113,948
32,300	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	356,433
379,600	Avex Group Holdings, Inc. (Media)	5,638,399
10,600	C. Uyemura & Co. Ltd. (Materials)	504,155
90,600	Canon Marketing Japan, Inc. (Retailing)	1,852,247
108,100	Century Tokyo Leasing Corp. (Diversified Financials)	2,830,810

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
50,900	Chiyoda Integre Co. Ltd. (Capital Goods)	$877,550
198,000	Chugoku Marine Paints Ltd. (Materials)	1,564,743
225,100	CKD Corp. (Capital Goods)	1,974,764
1,367,000	Clarion Co. Ltd. (Consumer Durables & Apparel)*(a)	4,498,615
18,600	Cleanup Corp. (Consumer Durables & Apparel)	163,367
32,300	Colowide Co. Ltd. (Consumer Services)	387,038
93,300	COMSYS Holdings Corp. (Capital Goods)	1,665,646
113,000	Daido Metal Co. Ltd. (Automobiles & Components)	1,327,712
515,000	Daihen Corp. (Capital Goods)	1,823,388
88,600	Daiichikosho Co. Ltd. (Media)	2,235,951
31,000	Daiwa Industries Ltd. (Capital Goods)	236,378
47,900	DCM Holdings Co. Ltd. (Retailing)	320,898
28,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	146,424
1,305,000	DIC Corp. (Materials)	2,674,585
20,400	Doshisha Co. Ltd. (Retailing)	337,356
125,000	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	1,862,165
7,400	Dr. Ci:Labo Co. Ltd. (Household & Personal Products)	235,055
3,000	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	128,557
107,200	Eagle Industry Co. Ltd. (Automobiles & Components)	2,056,167
505,900	EDION Corp. (Retailing)(a)	3,609,464
82,700	Eizo Corp. (Technology Hardware & Equipment)	1,512,000
54,000	en-japan, Inc. (Commercial & Professional Services)(a)	951,997
81,000	Ezaki Glico Co. Ltd. (Food, Beverage & Tobacco)	2,622,082
183,700	Fancl Corp. (Household & Personal Products)	2,519,907
140,100	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	2,219,564
248	Frontier Real Estate Investment Corp. (REIT)	1,142,293
230,400	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	2,217,824
129,600	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	2,058,157
47,200	Fuji Soft, Inc. (Software & Services)	1,168,479
305,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	3,818,118
79,800	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	715,658
38,000	Fuyo General Lease Co. Ltd. (Diversified Financials)	1,500,293

Common Stocks – (continued)
Japan – (continued)
1,105	Global One Real Estate Investment Corp. (REIT)	$3,423,813
85,200	G-Tekt Corp. (Automobiles & Components)	849,815
466	Hankyu REIT, Inc. (REIT)	2,662,287
132,000	Hanwa Co. Ltd. (Capital Goods)	475,945
10,700	Heiwado Co. Ltd. (Food & Staples Retailing)	199,190
256,400	Hitachi Capital Corp. (Diversified Financials)	6,337,595
38,600	Hitachi Koki Co. Ltd. (Capital Goods)	331,890
285,400	Hitachi Transport System Ltd. (Transportation)	3,776,866
35,300	Hokkaido Electric Power Co., Inc. (Utilities)*	296,356
67,600	Hokuetsu Kishu Paper Co. Ltd. (Materials)	281,329
9,700	Honeys Co. Ltd. (Retailing)	90,688
163	Hulic Reit, Inc. (REIT)(a)	247,678
66,900	IBJ Leasing Co. Ltd. (Diversified Financials)	1,585,167
172	Ichigo Real Estate Investment Corp. (REIT)	129,402
8,000	Iriso Electronics Co. Ltd. (Technology Hardware & Equipment)	545,112
1,245,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	1,023,245
356,300	IT Holdings Corp. (Software & Services)	5,821,720
329,000	Jaccs Co. Ltd. (Diversified Financials)	1,966,067
157,900	Jafco Co. Ltd. (Diversified Financials)	6,147,084
276,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	5,468,340
23,100	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	411,435
2,870	Japan Rental Housing Investments, Inc. (REIT)	1,988,169
58,100	Japan Securities Finance Co. Ltd. (Diversified Financials)	332,939
145,000	Japan Vilene Co. Ltd. (Consumer Durables & Apparel)	805,208
79,000	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	256,645
1,111,000	JVC Kenwood Corp. (Consumer Durables & Apparel)*	2,124,054
11,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	275,594
320,000	Kato Works Co. Ltd. (Capital Goods)	2,355,973

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
40,900	Keihin Corp. (Automobiles & Components)	$516,731
102	Kenedix Office Investment Corp. (REIT)	545,435
137,000	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,581,209
443,400	Kitz Corp. (Capital Goods)	2,031,954
183,900	Koei Tecmo Holdings Co. Ltd. (Software & Services)	3,054,454
81,200	Kohnan Shoji Co. Ltd. (Retailing)	931,740
59,400	Komori Corp. (Capital Goods)	584,203
27,800	Konoike Transport Co. Ltd. (Transportation)	544,178
18,100	Kose Corp. (Household & Personal Products)	739,698
210,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	349,175
55,000	Kureha Corp. (Materials)	272,780
130,400	Kuroda Electric Co. Ltd. (Capital Goods)	1,833,518
11,900	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	250,706
56,200	Kyoritsu Maintenance Co. Ltd. (Consumer Services)(a)	2,261,653
25,400	Macnica, Inc. (Technology Hardware & Equipment)(a)	736,204
294,000	Maeda Road Construction Co. Ltd. (Capital Goods)	4,531,845
376,000	Makino Milling Machine Co. Ltd. (Capital Goods)	2,563,160
5,800	Mandom Corp. (Household & Personal Products)	194,572
57,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	211,110
59,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	1,715,842
92,200	Melco Holdings, Inc. (Technology Hardware & Equipment)(a)	1,321,232
84,700	Micronics Japan Co. Ltd. (Semiconductors & Semiconductor Equipment)(a)	4,311,370
482	MID REIT, Inc. (REIT)	1,205,978
588,000	Minebea Co. Ltd. (Capital Goods)	8,057,036
87,100	Mirait Holdings Corp. (Capital Goods)	974,984
7,500	MISUMI Group, Inc. (Capital Goods)	236,654
200,000	Mito Securities Co. Ltd. (Diversified Financials)	751,962
84,500	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	506,441
170,000	Mitsui-Soko Holdings Co. Ltd. (Transportation)	646,304

Common Stocks – (continued)
Japan – (continued)
74,000	Mizuno Corp. (Consumer Durables & Apparel)	$370,755
503,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	1,681,831
317,000	Nachi-Fujikoshi Corp. (Capital Goods)	1,969,931
100,200	NEC Networks & System Integration Corp. (Software & Services)	2,177,111
13,300	NIFTY Corp. (Software & Services)	160,030
32,400	Nihon M&A Center, Inc. (Commercial & Professional Services)	931,153
176,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	883,400
1,768,000	Nippon Light Metal Holdings Co. Ltd. (Materials)	2,611,156
506,500	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)*	1,497,264
160,000	Nippon Thompson Co. Ltd. (Capital Goods)	670,592
13,600	Nipro Corp. (Health Care Equipment & Services)(a)	112,050
73,000	Nisshinbo Holdings, Inc. (Capital Goods)	602,867
285,000	Nissin Electric Co. Ltd. (Capital Goods)	1,542,250
94,300	Nissin Kogyo Co. Ltd. (Automobiles & Components)	1,457,441
469	Nomura Real Estate Office Fund, Inc. (REIT)	2,078,458
265	Nomura Real Estate Residential Fund, Inc. (REIT)	1,396,716
366,000	NS United Kaiun Kaisha Ltd. (Transportation)	913,452
1,529,000	NTN Corp. (Capital Goods)	6,611,046
4,100	Ohsho Food Service Corp. (Consumer Services)	148,098
15,200	Okamura Corp. (Commercial & Professional Services)	110,913
149,000	OKUMA Corp. (Capital Goods)	1,069,834
175	Orix JREIT, Inc. (REIT)	233,321
44,000	Pacific Metals Co. Ltd. (Materials)*	139,199
5,800	Pal Co. Ltd. (Retailing)	174,431
43,900	Paltac Corp. (Retailing)	534,936
8,500	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	241,759
19,100	Pilot Corp. (Commercial & Professional Services)	1,072,395
71,600	Pola Orbis Holdings, Inc. (Household & Personal Products)	2,940,443
9,900	Ringer Hut Co. Ltd. (Consumer Services)	152,936
38,300	Riso Kagaku Corp. (Technology Hardware & Equipment)	1,158,167

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
330,800	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$4,798,490
70,400	Roland DG Corp. (Technology Hardware & Equipment)	2,971,597
163,600	Round One Corp. (Consumer Services)	986,992
146,000	Ryobi Ltd. (Capital Goods)	398,491
33,000	Sakata Seed Corp. (Food, Beverage & Tobacco)	489,411
27,100	San-A Co. Ltd. (Food & Staples Retailing)	913,510
854,000	Sankyu, Inc. (Transportation)	3,948,268
315,000	Sanwa Holdings Corp. (Capital Goods)	2,184,215
339,000	Sanyo Special Steel Co. Ltd. (Materials)	1,163,485
1,043,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	4,513,913
8,600	Sato Holdings Corp. (Commercial & Professional Services)	226,511
68,000	Seino Holdings Co. Ltd. (Transportation)	533,175
2,906	Sekisui House SI Residential Investment Corp. (REIT)(a)	2,838,787
682,000	Senko Co. Ltd. (Transportation)(a)	2,900,811
17,800	Shin-Etsu Polymer Co. Ltd. (Materials)	83,289
1,283,000	Showa Denko KK (Materials)	1,697,838
240,000	SMK Corp. (Technology Hardware & Equipment)	964,252
108,900	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	2,546,687
23,100	St. Marc Holdings Co. Ltd. (Consumer Services)	1,207,703
30,700	Star Micronics Co. Ltd. (Capital Goods)	466,845
99,000	Sumitomo Bakelite Co. Ltd. (Materials)	389,607
34,200	Sumitomo Densetsu Co. Ltd. (Capital Goods)	422,887
17,200	Sumitomo Riko Co. Ltd. (Automobiles & Components)	147,824
65,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	398,752
29,400	Tachi-S Co. Ltd. (Automobiles & Components)	372,787
49,000	Taihei Dengyo Kaisha Ltd. (Capital Goods)	400,021
91,700	Taikisha Ltd. (Capital Goods)	2,037,803
70,300	Tamron Co. Ltd. (Consumer Durables & Apparel)	1,391,577
12,200	The Kiyo Bank Ltd. (Banks)	175,411
107,000	The Nippon Road Co. Ltd. (Capital Goods)	594,894

Common Stocks – (continued)
Japan – (continued)
69,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	$421,289
240,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	860,114
10,600	The Okinawa Electric Power Co., Inc. (Utilities)	323,266
103,000	The Towa Bank Ltd. (Banks)	92,154
15,100	Tocalo Co. Ltd. (Capital Goods)	284,844
39,000	Toei Co. Ltd. (Media)	205,785
19,900	Tohokushinsha Film Corp. (Media)	148,308
54,100	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	366,999
68,000	Toko, Inc. (Technology Hardware & Equipment)(a)	181,109
84,000	Tokuyama Corp. (Materials)	245,541
18,100	Tokyo Ohka Kogyo Co. Ltd. (Materials)	510,484
83,900	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,365,263
949	Tokyu REIT, Inc. (REIT)	1,318,346
336	Top REIT, Inc. (REIT)	1,386,865
23,000	Topre Corp. (Automobiles & Components)	325,688
12,100	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	347,222
45,600	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,013,261
4,100	TPR Co. Ltd. (Automobiles & Components)	97,194
2,100	Trancom Co. Ltd. (Transportation)	87,758
52,700	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)*	656,248
40,000	Unipres Corp. (Automobiles & Components)	795,994
24,030	Usen Corp. (Media)*	75,520
86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	332,266
139,100	Wakita & Co. Ltd. (Capital Goods)	1,389,965
22,900	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	401,562
15,000	Yahagi Construction Co. Ltd. (Capital Goods)	113,560
32,900	Yokogawa Bridge Holdings Corp. (Capital Goods)	422,971
38,200	Yoshinoya Holdings Co. Ltd. (Consumer Services)(a)	437,646

		260,983,896

Jersey – 0.1%
167,038	Petra Diamonds Ltd. (Materials)*	443,570

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Netherlands – 3.9%
81,965	Aalberts Industries NV (Capital Goods)	$2,184,841
42,577	ASM International NV (Semiconductors & Semiconductor Equipment)	1,706,176
165,198	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	3,146,575
243,694	BinckBank NV (Diversified Financials)	2,415,172
25,393	Eurocommercial Properties NV CVA (Real Estate)	1,159,219
68,818	Nutreco NV (Food, Beverage & Tobacco)	3,446,915
1,518,501	PostNL NV (Transportation)*	6,454,159
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
713,259	TomTom NV (Consumer Durables & Apparel)*	5,181,313
30,002	Vastned Retail NV (REIT)	1,370,094
77,406	Wereldhave NV (REIT)(a)	6,345,957

		33,410,421

New Zealand – 0.7%
2,868,023	Air New Zealand Ltd. (Transportation)	4,540,321
31,150	Freightways Ltd. (Transportation)	139,109
83,573	Infratil Ltd. (Utilities)	186,641
256,644	New Zealand Oil & Gas Ltd. (Energy)	147,951
120,587	SKY Network Television Ltd. (Media)	598,754
190,667	Summerset Group Holdings Ltd. (Health Care Equipment & Services)	406,510

		6,019,286

Norway – 2.2%
142,552	Austevoll Seafood ASA (Food, Beverage & Tobacco)	926,999
98,920	Borregaard ASA (Materials)	687,416
92,202	Cermaq ASA (Food, Beverage & Tobacco)(a)	1,308,882
45,115	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	1,706,676
560,194	Marine Harvest ASA (Food, Beverage & Tobacco)	7,933,741
31,875	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	179,570
160,062	Salmar ASA (Food, Beverage & Tobacco)	2,883,764
119,910	SpareBanken 1 SMN (Banks)	1,066,269
394,397	Storebrand ASA (Insurance)*	2,022,233

		18,715,550

Common Stocks – (continued)
Portugal – 0.6%
355,205	Portucel SA (Materials)	$1,322,010
1,711,090	Portugal Telecom SGPS SA (Registered) (Telecommunication Services)(a)	2,802,613
206,273	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	639,381

		4,764,004

Singapore – 0.9%
130,546	BW LPG Ltd. (Energy)(b)	1,237,352
29,411	Cape PLC (Commercial & Professional Services)	127,233
490,000	Chip Eng Seng Corp. Ltd. (Capital Goods)	335,527
101,000	CWT Ltd. (Transportation)	127,039
2,988,000	Ezra Holdings Ltd. (Energy)	1,898,633
216,000	Ho Bee Land Ltd. (Real Estate)	335,146
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	510,751
1,411,000	Mapletree Logistics Trust (REIT)	1,291,811
1,687,000	Midas Holdings Ltd. (Materials)	427,035
59,000	OUE Ltd. (Consumer Services)	96,998
30,221	REC Solar ASA (Semiconductors & Semiconductor Equipment)*	404,096
254,000	Stamford Land Corp. Ltd. (Consumer Services)	109,768
102,000	United Engineers Ltd. (Capital Goods)	227,975
561,000	Wing Tai Holdings Ltd. (Real Estate)	781,663

		7,911,027

South Africa – 0.5%
251,742	Mondi PLC (Materials)	4,254,557

Spain – 2.2%
172,242	Abengoa SA (Capital Goods)(a)	763,404
91,776	Acciona SA (Utilities)*(a)	6,414,089
741,952	Bankinter SA (Banks)	6,137,809
74,120	Bolsas y Mercados Espanoles SA (Diversified Financials)	2,820,004
30,191	Let’s GOWEX SA (Telecommunication Services)*(a)	—
2,486,010	Liberbank SA (Banks)*	2,123,736
30,425	Papeles y Cartones de Europa SA (Materials)	158,913
44,600	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	261,968

		18,679,923

Sweden – 4.3%
20,291	B&B Tools AB Class B (Capital Goods)	380,400
44,906	Betsson AB (Consumer Services)*	1,586,635
86,571	Bilia AB Class A (Retailing)	2,457,458

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
25,966	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$661,093
51,785	Castellum AB (Real Estate)	794,130
34,872	Clas Ohlson AB Class B (Retailing)	602,125
247,968	Fabege AB (Real Estate)	3,183,084
121,178	Fastighets AB Balder Class B (Real Estate)*	1,578,879
53,589	Haldex AB (Capital Goods)	657,694
10,567	Hexpol AB (Materials)	936,208
45,778	Industrial & Financial Systems AB Class B (Software & Services)	1,425,884
11,953	Intrum Justitia AB (Commercial & Professional Services)	355,981
205,957	JM AB (Consumer Durables & Apparel)	6,656,995
116,139	Klovern AB (Real Estate)	591,276
63,624	Loomis AB Class B (Commercial & Professional Services)	1,752,781
335,139	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)(a)	4,389,009
117,940	NCC AB Class B (Capital Goods)(a)	3,469,214
23,182	Net Entertainment NE AB Class B (Software & Services)*	716,344
148,952	Nobia AB (Consumer Durables & Apparel)(a)	1,210,311
85,789	Nolato AB Class B (Capital Goods)	1,983,754
21,428	Peab AB (Capital Goods)(a)	145,476
216,907	SAS AB (Transportation)*(a)	333,829
40,754	Wihlborgs Fastigheter AB (Real Estate)	714,757

		36,583,317

Switzerland – 5.2%
61,909	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	908,725
18,980	Autoneum Holding AG (Automobiles & Components)*	3,162,743
5,596	Bossard Holding AG (Registered) Class A (Capital Goods)*	567,200
3,288	Flughafen Zuerich AG (Registered) (Transportation)	2,095,173
505	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	524,079
14,239	Helvetia Holding AG (Registered) (Insurance)	6,770,872
7,673	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	2,392,454
428	Intershop Holdings AG (Real Estate)	157,917
3,151	Kaba Holding AG (Registered) Class B (Commercial & Professional Services)*	1,502,307
10,897	Komax Holding AG (Registered) (Capital Goods)*	1,605,633

Common Stocks – (continued)
Switzerland – (continued)
84,257	Kudelski SA (Technology Hardware & Equipment)	$1,074,588
505,083	Logitech International SA (Registered) (Technology Hardware & Equipment)*	7,150,848
56,844	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)*	1,006,762
45,507	PSP Swiss Property AG (Registered) (Real Estate)*	3,905,717
40,975	Schweizerische National-Versicherungs-Gesellschaft (Registered) (Insurance)(a)	3,416,972
4,103	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	630,654
14,624	Straumann Holding AG (Registered) (Health Care Equipment & Services)	3,600,506
22,938	U-Blox AG (Semiconductors & Semiconductor Equipment)*	3,100,857
22,660	Zehnder Group AG (Capital Goods)	890,869

		44,464,876

United Kingdom – 17.4%
57,056	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	364,862
57,439	Advanced Medical Solutions Group PLC (Health Care Equipment & Services)	108,424
22,126	Alent PLC (Materials)	119,636
926,028	Amlin PLC (Insurance)	6,758,641
55,694	Bellway PLC (Consumer Durables & Apparel)	1,562,279
195,548	Berendsen PLC (Commercial & Professional Services)	3,166,521
109,427	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	4,001,885
83,736	Betfair Group PLC (Consumer Services)	1,620,825
194,837	Big Yellow Group PLC (REIT)	1,703,069
138,134	Bodycote PLC (Capital Goods)	1,382,540
53,200	Booker Group PLC (Food & Staples Retailing)	119,559
72,111	Britvic PLC (Food, Beverage & Tobacco)	786,227
1,888,973	Cable & Wireless Communications PLC (Telecommunication Services)	1,459,745
133,052	Carillion PLC (Capital Goods)	708,851
149,209	Chesnara PLC (Insurance)	822,286
75,043	Computacenter PLC (Software & Services)	742,156
68,740	Concentric AB (Capital Goods)(a)	841,100
12,068	CSR PLC (Semiconductors & Semiconductor Equipment)	162,185
7,717	Daily Mail & General Trust PLC Class A (Media)	97,647

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
46,845	Dart Group PLC (Transportation)	$195,856
202,883	Diploma PLC (Capital Goods)	2,257,259
1,787,751	DS Smith PLC (Materials)	7,593,037
603,482	Elementis PLC (Materials)	2,555,835
29,968	esure Group PLC (Insurance)	116,834
338,364	Fenner PLC (Capital Goods)	1,667,145
193,044	Galliford Try PLC (Capital Goods)	3,778,165
1,383,678	Globo PLC (Software & Services)*(a)	951,792
69,413	Go-Ahead Group PLC (Transportation)	2,732,981
51,902	Grainger PLC (Real Estate)	157,283
95,170	Great Portland Estates PLC (REIT)	1,047,446
32,204	Greggs PLC (Food & Staples Retailing)	312,372
603,891	Halfords Group PLC (Retailing)	4,793,851
1,308,094	Hansteen Holdings PLC (REIT)	2,213,328
1,006,620	Henderson Group PLC (Diversified Financials)	3,389,979
278,200	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	8,437,942
1,922,932	Home Retail Group PLC (Retailing)	5,642,922
100,056	Homeserve PLC (Commercial & Professional Services)	552,827
72,304	Hunting PLC (Energy)	851,674
490,426	IG Group Holdings PLC (Diversified Financials)	4,726,458
29,445	Inchcape PLC (Retailing)	328,027
642,574	Intermediate Capital Group PLC (Diversified Financials)	4,224,084
268,276	Interserve PLC (Capital Goods)	2,723,730
427,078	Jazztel PLC (Telecommunication Services)*	6,827,945
52,735	JD Wetherspoon PLC (Consumer Services)	712,979
127,353	Keller Group PLC (Capital Goods)	1,701,644
354,177	Lancashire Holdings Ltd. (Insurance)	3,796,358
334,136	Londonmetric Property PLC (REIT)	787,879
145,804	Lookers PLC (Retailing)	323,624
2,485,373	Man Group PLC (Diversified Financials)	4,927,936
249,866	Marston’s PLC (Consumer Services)	602,764
228,434	Micro Focus International PLC (Software & Services)	3,639,237
38,675	Mitchells & Butlers PLC (Consumer Services)*	235,406
22,787	Mitie Group PLC (Commercial & Professional Services)	109,942
475,053	Moneysupermarket.com Group PLC (Software & Services)	1,526,096
13,785	Morgan Sindall Group PLC (Capital Goods)	151,736
140,098	Northgate PLC (Transportation)	1,099,001
368,361	Pace PLC (Technology Hardware & Equipment)	2,047,880
597,512	Pennon Group PLC (Utilities)	7,973,390

Common Stocks – (continued)
United Kingdom – (continued)
361,378	Premier Oil PLC (Energy)	$1,492,234
1,048,764	QinetiQ Group PLC (Capital Goods)	3,399,148
817,672	Redefine International PLC (REIT)	677,559
25,274	RPC Group PLC (Materials)	220,748
133,315	Safestore Holdings PLC (REIT)	443,589
28,661	Savills PLC (Real Estate)	295,268
61,541	Shanks Group PLC (Commercial & Professional Services)	95,853
209,501	Soco International PLC (Energy)*	1,103,378
768,414	Speedy Hire PLC (Capital Goods)	762,124
349,160	Spirit Pub Co. PLC (Consumer Services)	593,461
50,422	Stagecoach Group PLC (Transportation)	312,535
184,266	Stobart Group Ltd. (Transportation)	292,560
54,941	SVG Capital PLC (Diversified Financials)*	375,286
6,683	Synergy Health PLC (Health Care Equipment & Services)	199,896
73,643	The Paragon Group of Cos. PLC (Banks)	426,572
39,703	The Restaurant Group PLC (Consumer Services)	430,161
146,626	Trinity Mirror PLC (Media)*	384,674
309,732	TT electronics PLC (Technology Hardware & Equipment)	830,495
13,698	Vesuvius PLC (Capital Goods)	93,522
105,891	Victrex PLC (Materials)	2,876,408
288,444	WH Smith PLC (Retailing)	5,207,793
49,682	Workspace Group PLC (REIT)	523,043
123,626	WS Atkins PLC (Commercial & Professional Services)	2,687,760
97,989	Xchanging PLC (Software & Services)	297,105

		148,264,254

TOTAL COMMON STOCKS
(Cost $835,565,788)		$857,324,117

Preferred Stocks – 0.3%
Germany – 0.2%
10,210	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	$1,032,785
23,846	Sixt SE (Transportation)	666,630

		1,699,415

Italy – 0.1%
223,745	Unipol Gruppo Finanziario SpA (Insurance)	996,962

TOTAL PREFERRED STOCKS
(Cost $2,670,323)		$2,696,377

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Units	Description	Expiration Month	Value

Right – 0.0%
Portugal – 0.0%
193,770	Mota-Engil SGPS SA (Capital Goods)*	11/14	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $838,236,111)			$860,020,494

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 6.2%
Goldman Sachs Financial Square Money Market Fund – FST Shares
52,882,281	0.063%	$52,882,281
(Cost $52,882,281)

TOTAL INVESTMENTS – 107.2%
(Cost $891,118,392)		$912,902,775

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%		(61,305,796)

NET ASSETS – 100.0%		$851,596,979

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,237,352, which represents approximately 0.1% of net assets as of October 31, 2014.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	(40)	December 2014	$(1,554,407)	$(34,660)
FTSE 100 Index	(8)	December 2014	(832,548)	(6,288)
Hang Seng Index	(1)	November 2014	(154,368)	(745)
MSCI Singapore Index	(2)	November 2014	(115,046)	(2,065)
SPI 200 Index	(3)	December 2014	(364,188)	(4,299)
TSE TOPIX Index	(8)	December 2014	(952,237)	(40,979)
TOTAL				$(89,036)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2014

	Emerging Markets Equity Insights Fund		International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $667,603,781, $809,456,743 and $838,236,111)(a)	$702,457,665		$807,044,923	$860,020,494
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	10,631,042		10,729,897	52,882,281
Cash	—		8,296,496	1,052,598
Foreign currencies, at value (cost $849,069, $11,440,465 and $368,461)	849,178		11,332,948	340,501
Receivables:
Investments sold	31,948,371		53,471	15,071,452
Fund shares sold	2,078,308		49,988	6,983,620
Dividends	511,467		1,913,681	2,339,284
Reimbursement from investment adviser	347,013		93,906	211,138
Foreign tax reclaims	924		813,742	193,528
Securities lending income	859		122,183	78,147
Variation margin on certain derivative contracts	—		383,083	—
Collateral on certain derivative contracts(b)	—		—	219,397
Due from custodian	—		—	491,640
Other assets	3,986		60,081	3,821
Total assets	748,828,813		840,894,399	939,887,901

Liabilities:
Due to custodian	2,281,952		—	1,329,418
Payables:
Investments purchased	23,883,358		—	20,890,195
Payable upon return of securities loaned	10,631,042		10,729,897	52,882,281
Fund shares redeemed	8,738,027		652,732	12,165,916
Management fees	624,395		585,704	624,046
Foreign capital gains taxes	574,567		—	—
Distribution and Service fees and Transfer Agent fees	38,402		60,874	97,474
Variation margin on certain derivative contracts	—		—	103,463
Accrued expenses	413,417		159,434	198,129
Total liabilities	47,185,160		12,188,641	88,290,922

Net Assets:
Paid-in capital	658,614,368		2,143,964,524	814,183,013
Undistributed net investment income	8,882,360		26,253,164	9,249,798
Accumulated net realized gain (loss)	(92,227)		(1,338,990,960)	6,433,476
Net unrealized gain (loss)	34,239,152		(2,520,970)	21,730,692
NET ASSETS	$701,643,653		$828,705,758	$851,596,979
Net Assets:
Class A	$37,904,691		$79,213,685	$144,558,248
Class B	—		1,204,821	—
Class C	943,690		3,053,806	19,158,137
Institutional	660,921,908		742,015,720	668,746,385
Service	—		2,779,231	—
Class IR	875,018		277,795	19,134,209
Class R	998,346	(c)	160,700	—
Total Net Assets	$701,643,653		$828,705,758	$851,596,979
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,218,192		7,408,998	14,410,354
Class B	—		113,962	—
Class C	106,306		290,602	1,962,618
Institutional	73,587,648		67,617,675	66,564,941
Service	—		258,379	—
Class IR	97,599		26,372	1,911,364
Class R	111,624	(c)	15,281	—
Net asset value, offering and redemption price per share:(d)
Class A	$8.99		$10.69	$10.03
Class B	—		10.57	—
Class C	8.88		10.51	9.76
Institutional	8.98		10.97	10.05
Service	—		10.76	—
Class IR	8.97		10.53	10.01
Class R	8.94		10.52	—

(a)	Includes loaned securities having a market value of $10,414,528, $10,211,415 and $50,495,645 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Segregated for initial margin on futures transactions for the International Small Cap Insights Fund.
(c)	Commenced operations on February 28, 2014.
(d)	Maximum public offering price per share for Class A shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.51, $11.31 and $10.61, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2014

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends (net of foreign taxes withheld of $2,353,138, $2,771,414 and $1,767,930)	$20,585,374	$42,961,748	$19,050,716
Securities lending income — affiliated issuer	229,521	982,508	821,375
Total investment income	20,814,895	43,944,256	19,872,091

Expenses:
Management fees	6,646,145	8,063,145	6,577,416
Custody, accounting and administrative services	1,171,201	314,212	415,722
Transfer Agent fees(a)	316,920	518,889	537,171
Professional fees	148,463	137,078	126,616
Distribution and Service fees(a)	89,832	268,345	429,006
Registration fees	49,185	51,802	85,941
Printing and mailing costs	36,090	60,360	96,322
Trustee fees	25,148	26,163	25,546
Service share fees — Service Plan	—	10,748	—
Service share fees — Shareholder Administration Plan	—	10,748	—
Other	61,721	34,551	34,206
Total expenses	8,544,705	9,496,041	8,327,946
Less — expense reductions	(529,585)	(579,445)	(672,110)
Net expenses	8,015,120	8,916,596	7,655,836
NET INVESTMENT INCOME	12,799,775	35,027,660	12,216,255

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	22,096,598	80,767,163	12,520,065
Futures contracts	—	4,384,742	(3,306)
Foreign currency transactions	(1,573,637)	(1,982,441)	(1,501,608)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $630,973, $0 and $0)	(21,084,048)	(109,755,212)	(56,473,191)
Futures contracts	—	(857,833)	(499,939)
Foreign currency translation	295,725	(180,881)	(52,336)
Net realized and unrealized loss	(265,362)	(27,624,462)	(46,010,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,534,413	$7,403,198	$(33,794,060)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees					Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R		Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	$79,367	$—	$9,532	$933	(b)	$60,320	$—	$1,811	$252,228	$—	$2,207	$354	(b)
International Equity Insights	218,908	15,926	32,475	1,036		166,371	3,026	6,170	340,802	1,720	800	—
International Small Cap Insights	309,591	—	119,415	—		235,290	—	22,689	248,822	—	30,370	—

(b)	Commenced operations on February 28, 2014.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$12,799,775	$10,674,666	$35,027,660	$27,398,632
Net realized gain	20,522,961	7,093,221	83,169,464	127,734,924
Net change in unrealized gain (loss)	(20,788,323)	18,827,037	(110,793,926)	70,192,523
Net increase (decrease) in net assets resulting from operations	12,534,413	36,594,924	7,403,198	225,326,079

Distributions to shareholders:
From net investment income
Class A Shares	(223,899)	(646,730)	(2,365,617)	(6,802,694)
Class B Shares	—	—	(33,551)	(64,323)
Class C Shares	(9,186)	(1,269)	(69,048)	(73,960)
Institutional Shares	(7,745,349)	(7,459,492)	(28,809,684)	(21,631,288)
Service Shares	—	—	(158,000)	(268,276)
Class IR Shares	(21,586)	(1,842)	(12,760)	(4,577)
Class R	— (a)	—	(3,366)	(2,185)
From net realized gains
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—
Class IR Shares	—	—	—	—
Class R Shares	— (a)	—	—	—
Total distributions to shareholders	(8,000,020)	(8,109,333)	(31,452,026)	(28,847,303)

From share transactions:
Proceeds from sales of shares	294,676,544	368,051,067	130,617,325	379,701,366
Reinvestment of distributions	7,753,915	8,086,923	31,175,399	28,534,242
Cost of shares redeemed	(189,151,733)	(336,079,347)	(359,418,669)	(375,686,850)
Net increase (decrease) in net assets resulting from share transactions	113,278,726	40,058,643	(197,625,945)	32,548,758
TOTAL INCREASE (DECREASE)	117,813,119	68,544,234	(221,674,773)	229,027,534

Net assets:
Beginning of year	583,830,534	515,286,300	1,050,380,531	821,352,997
End of year	$701,643,653	$583,830,534	$828,705,758	$1,050,380,531
Undistributed net investment income	$8,882,360	$5,388,814	$26,253,164	$21,983,346

(a)	Commenced operations on February 28, 2014.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$12,216,255	$9,321,525
Net realized gain	11,015,151	40,015,452
Net change in unrealized gain (loss)	(57,025,466)	55,173,555
Net increase (decrease) in net assets resulting from operations	(33,794,060)	104,510,532

Distributions to shareholders:
From net investment income
Class A Shares	(1,904,636)	(812,215)
Class B Shares	—	—
Class C Shares	(136,885)	(34,519)
Institutional Shares	(14,879,493)	(10,634,235)
Service Shares	—	—
Class IR Shares	(148,164)	(17,900)
Class R Shares	—	—
From net realized gains
Class A Shares	(413,382)	—
Class B Shares	—	—
Class C Shares	(32,138)	—
Institutional Shares	(3,027,072)	—
Service Shares	—	—
Class IR Shares	(30,480)	—
Class R Shares	—	—
Total distributions to shareholders	(20,572,250)	(11,498,869)

From share transactions:
Proceeds from sales of shares	653,580,757	247,421,409
Reinvestment of distributions	18,076,085	10,415,151
Cost of shares redeemed	(268,341,118)	(112,490,991)
Net increase in net assets resulting from share transactions	403,315,724	145,345,569
TOTAL INCREASE	348,949,414	238,357,232

Net assets:
Beginning of year	502,647,565	264,290,333
End of year	$851,596,979	$502,647,565
Undistributed (distributions in excess of) net investment income	$9,249,798	$10,407,412

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$8.95	$0.14		$(0.02)	$0.12	$(0.08)
2014 - C	8.90	0.07		(0.01)	0.06	(0.08)
2014 - Institutional	8.95	0.17		(0.02)	0.15	(0.12)
2014 - IR	8.94	0.13		0.02	0.15	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02		0.66	0.68	—
2013 - A	8.40	0.07		0.60	0.67	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)
2011 - C	8.82	—	(e)	(0.81)	(0.81)	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)
2010 - C	7.11	—	(e)	1.77	1.77	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income average net assets		Portfolio turnover rate(c)

$8.99	1.38%	$37,905	1.58%		1.66%		1.59%		180%
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(d)	2.07	(d)	0.31	(d)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(d)	1.45	(d)	0.51	(d)	214

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$10.99	$0.37	(d)	$(0.39)	$(0.02)	$(0.28)
2014 - B	10.86	0.28	(d)	(0.37)	(0.09)	(0.20)
2014 - C	10.83	0.28	(d)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(d)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(d)	(0.37)	(0.02)	(0.28)
2014 - IR	10.86	0.38	(d)	(0.38)	— (e)	(0.33)
2014 - R	10.85	0.34	(d)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - B	8.89	0.16		2.04	2.20	(0.23)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - B	8.89	0.13		0.20	0.33	(0.33)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)
2011 - A	10.21	0.28		(1.26)	(0.98)	(0.21)
2011 - B	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - C	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - Institutional	10.49	0.33		(1.30)	(0.97)	(0.25)
2011 - Service	10.27	0.27		(1.27)	(1.00)	(0.19)
2011 - IR	10.15	0.23		(1.18)	(0.95)	(0.23)
2011 - R	10.12	0.19		(1.18)	(0.99)	(0.20)
2010 - A	9.61	0.18		0.63	0.81	(0.21)
2010 - B	9.47	0.11		0.62	0.73	(0.14)
2010 - C	9.47	0.10		0.63	0.73	(0.14)
2010 - Institutional	9.86	0.22		0.66	0.88	(0.25)
2010 - Service	9.67	0.16		0.65	0.81	(0.21)
2010 - IR	9.56	0.20		0.63	0.83	(0.24)
2010 - R	9.55	0.15		0.63	0.78	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(e)	Amount is less than $0.005 per share.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.69	(0.14)%	$79,214	1.29%	1.36%	3.31	(d)%	142%
10.57	(0.88)	1,205	2.04	2.10	2.57	(d)	142
10.51	(0.85)	3,054	2.04	2.11	2.61	(d)	142
10.97	0.22	742,016	0.89	0.96	3.74	(d)	142
10.76	(0.17)	2,779	1.39	1.45	3.17	(d)	142
10.53	0.12	278	1.04	1.10	3.52	(d)	142
10.52	(0.33)	161	1.54	1.61	3.09	(d)	142
10.99	26.31	92,919	1.29	1.37	1.98		189
10.86	25.31	1,950	2.04	2.11	1.67		189
10.83	25.33	3,166	2.04	2.11	1.61		189
11.29	26.71	945,546	0.89	0.96	2.99		189
11.06	26.13	6,237	1.39	1.46	2.25		189
10.86	26.55	468	1.04	1.11	2.22		189
10.85	25.99	95	1.54	1.61	2.14		189
9.00	4.94	210,612	1.28	1.37	2.21		203
8.89	4.13	2,587	2.04	2.12	1.47		203
8.87	4.10	3,087	2.04	2.12	1.48		203
9.25	5.47	596,986	0.88	0.97	2.69		203
9.06	4.77	7,945	1.38	1.47	2.09		203
8.91	5.16	65	1.04	1.11	2.33		203
8.88	4.69	71	1.53	1.62	1.98		203
9.02	(9.87)	314,225	1.25	1.31	2.74		101
8.89	(10.52)	3,916	2.00	2.06	1.93		101
8.89	(10.50)	3,660	2.00	2.06	1.94		101
9.27	(9.52)	1,013,458	0.85	0.91	3.18		101
9.08	(9.91)	12,982	1.35	1.41	2.60		101
8.97	(9.58)	45	1.00	1.06	2.53		101
8.93	(9.99)	116	1.50	1.56	1.87		101
10.21	8.59	530,086	1.25	1.29	1.89		111
10.06	7.83	6,563	2.00	2.04	1.13		111
10.06	7.78	5,023	2.00	2.04	1.12		111
10.49	9.05	1,819,375	0.85	0.89	2.24		111
10.27	8.49	23,267	1.35	1.39	1.68		111
10.15	8.77	8	1.00	1.04	2.13		111
10.12	8.30	192	1.50	1.54	1.59		111

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$10.62	$0.14		$(0.34)	$(0.20)	$(0.32)	$(0.07)	$(0.39)
2014 - C	10.40	0.06		(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17		(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18		(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23		2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14		2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26		2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22		2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17		0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)	—	(0.21)
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)	—	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)	—	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)	—	(0.27)
2010 - A	7.03	0.12	(d)	1.21	1.33	(0.16)	—	(0.16)
2010 - C	6.95	0.09	(d)	1.17	1.26	(0.13)	—	(0.13)
2010 - Institutional	7.04	0.16	(d)	1.19	1.35	(0.18)	—	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(d)	1.18	1.21	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(e)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.03	(1.94)%	$144,558	1.30%		1.39%		1.33%		129%
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(d)	113
8.08	18.50	213	2.05		2.25		1.24	(d)	113
8.21	19.67	236,265	0.90		1.10		2.18	(d)	113
8.21	17.29	1	1.05	(e)	1.25	(e)	2.49	(d)(e)	113

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR and R	Diversified
International Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified
International Small Cap Insights	A, C, Institutional and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At a meeting held on August 13-14, 2014, the Board of Trustees of the Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund have converted to Class A Shares of the Fund, including Class B Shares that were scheduled to convert at a later date. No CDSCs were assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date were not subject to a CDSC.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1		Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—		$43,005,011	$—
Asia	21,316,547		468,910,189	—
Europe	—		27,723,650	—
North America	47,691,523		—	—
South America	40,426,246	(b)	53,384,499	—
Securities Lending Reinvestment Vehicle	10,631,042		—	—
Total	$120,065,358		$593,023,349	$—

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1		Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—		$5,681,733	$—
Asia	—		232,877,804	—
Australia and Oceania			65,915,015	—
Europe	3,424,170		499,146,201	—
Securities Lending Reinvestment Vehicle	10,729,897		—	—
Total	$14,154,067		$803,620,753	$—

Derivative Type
Assets(c)
Futures Contracts	$228,440		$—	$—
Liabilities(c)
Futures Contracts	$(63,849)		$—	$—

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$4,254,557	$—
Asia	—	297,317,329	—
Australia and Oceania	—	66,266,359	—
Europe	—	480,737,803	—
North America	—	11,444,446	—
Securities Lending Reinvestment Vehicle	52,882,281	—	—
Total	$52,882,281	$860,020,494	$—

Derivative Type
Liabilities(c)
Futures Contracts	$(89,036)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	For the reporting period $8,749,679 was transferred from Level 2 to Level 1 due to time zone changes whereby certain securities aligned with the timing of the net asset value calculation and therefore fair value model pricing was not applicable at the reporting period.
(c)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$228,440	Payable for unrealized loss on futures variation margin	$(63,849)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	—	Payable for unrealized loss on futures variation margin	(89,036)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$4,384,742	$(857,833)	266
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(3,306)	(499,939)	296

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2014.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Emerging Markets Equity Insights	$1,913	$—
International Equity Insights	6,058	—
International Small Cap Insights	52,113	38

*	Goldman Sachs did not retain any contingent deferred sales charges for Class B Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.144%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$4,145	$525,440	$529,585
International Equity Insights	6,129	573,316	579,445
International Small Cap Insights	11,671	660,439	672,110

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of October 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2014, Goldman Sachs earned $16,845 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

As of October 31, 2014, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	7%	12%	11%	12%	14%
International Equity Insights	—	23	15	17	—	—
International Small Cap Insights	—	—	—	—	12	—

As of October 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% of the Class R Shares of the International Equity Insights Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,299,129,464	$1,178,899,345
International Equity Insights	1,303,620,973	1,477,691,235
International Small Cap Insights	1,383,245,491	961,309,246

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2014, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal year ended October 31, 2014		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2014
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$25,483	$4,595	$2,500,000
International Equity Insights	107,289	183,920	599,250
International Small Cap Insights	91,448	121,295	5,539,860

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2014:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Emerging Markets Equity Insights	13,500,753	288,959,376	(291,829,087)	10,631,042	$10,631,042
International Equity Insights	5,863,207	377,276,626	(372,409,936)	10,729,897	10,729,897
International Small Cap Insights	32,970,675	248,557,186	(228,645,580)	52,882,281	52,882,281

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$8,000,020	$31,452,026	$16,590,825
Net Long-Term Capital Gains	—	—	3,981,425
Total	$8,000,020	$31,452,026	$20,572,250

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$8,109,333	$28,847,303	$11,498,869

As of October 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$9,225,040	$26,611,551	$14,306,590
Undistributed long-term capital gains	5,431,413	—	8,198,308
Total undistributed earnings	$14,656,453	$26,611,551	$22,504,898
Capital loss carryforwards:
Expiring 2016(1)	$—	$(392,336,296)	$—
Expiring 2017(1)	—	(940,883,655)	—
Expiring 2019(1)	—	(2,867,280)	—
Total capital loss carryforwards	$—	$(1,336,087,231)	$—
Unrealized gains (losses) — net	28,372,832	(5,783,086)	14,909,068
Total accumulated gains (losses) — net	$43,029,285	$(1,315,258,766)	$37,413,966

(1)	Expiration occurs on October 31 of the year indicated. The Emerging Markets Equity Insights and International Equity Insights Funds utilized $16,617,299 and $81,063,632, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

8. TAX INFORMATION (continued)

As of October 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$684,101,143	$823,503,006	$897,968,900
Gross unrealized gain	58,959,292	43,116,865	67,885,878
Gross unrealized loss	(29,971,728)	(48,845,051)	(52,952,003)
Net unrealized security gain (loss)	$28,987,564	$(5,728,186)	$14,933,875
Net unrealized loss on other investments	(614,732)	(54,900)	(24,807)
Net unrealized gain (loss)	$28,372,832	$(5,783,086)	$14,909,068

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Equity Insights	$—	$1,306,209	$(1,306,209)
International Equity Insights	(155,410)	(538,774)	694,184
International Small Cap Insights	—	(3,695,309)	3,695,309

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

With the exception of the conversion of Class B Shares, subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,106,867	$27,111,536	2,322,240	$20,618,692
Reinvestment of distributions	24,616	213,173	73,688	645,508
Shares redeemed	(1,679,618)	(14,419,969)	(5,669,845)	(50,290,832)
	1,451,865	12,904,740	(3,273,917)	(29,026,632)
Class C Shares
Shares sold	59,922	513,470	101,643	859,533
Reinvestment of distributions	921	7,932	127	1,115
Shares redeemed	(65,655)	(556,076)	(17,990)	(158,348)
	(4,812)	(34,674)	83,780	702,300
Institutional Shares
Shares sold	30,442,332	265,225,820	39,610,954	344,944,264
Reinvestment of distributions	871,372	7,511,224	852,057	7,438,458
Shares redeemed	(19,875,721)	(172,622,441)	(33,585,825)	(285,409,911)
	11,437,983	100,114,603	6,877,186	66,972,811
Class IR Shares
Shares sold	89,237	748,653	196,365	1,628,578
Reinvestment of distributions	2,504	21,586	211	1,842
Shares redeemed	(178,606)	(1,494,845)	(26,122)	(220,256)
	(86,865)	(724,606)	170,454	1,410,164
Class R(a)
Shares sold	118,145	1,077,065	—	—
Shares redeemed	(6,521)	(58,402)	—	—
	111,624	1,018,663	—	—
NET INCREASE	12,909,795	$113,278,726	3,857,503	$40,058,643

(a)	Commenced operations on February 28, 2014.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	994,006	$10,922,575	2,943,527	$27,769,199
Shares converted from Class B	8,834	97,775	10,576	103,931
Reinvestment of distributions	213,135	2,272,021	751,842	6,751,544
Shares redeemed	(2,260,250)	(24,974,383)	(18,647,168)	(178,420,646)
	(1,044,275)	(11,682,012)	(14,941,223)	(143,795,972)
Class B Shares
Shares sold	6,157	68,430	4,432	43,113
Shares converted to Class A	(8,903)	(97,775)	(10,664)	(103,931)
Reinvestment of distributions	3,037	32,250	6,687	59,782
Shares redeemed	(65,819)	(723,014)	(111,982)	(1,085,097)
	(65,528)	(720,109)	(111,527)	(1,086,133)
Class C Shares
Shares sold	44,285	480,131	33,474	326,046
Reinvestment of distributions	5,864	61,859	7,377	65,731
Shares redeemed	(51,788)	(558,069)	(96,554)	(910,697)
	(1,639)	(16,079)	(55,703)	(518,920)
Institutional Shares
Shares sold	10,491,344	118,751,786	35,951,844	349,612,138
Reinvestment of distributions	2,634,973	28,747,556	2,346,076	21,583,896
Shares redeemed	(29,263,086)	(329,167,069)	(19,117,164)	(190,484,919)
	(16,136,769)	(181,667,727)	19,180,756	180,711,115
Service Shares
Shares sold	24,284	268,840	157,165	1,507,427
Reinvestment of distributions	4,316	46,355	7,351	66,527
Shares redeemed	(333,898)	(3,752,225)	(477,512)	(4,689,651)
	(305,298)	(3,437,030)	(312,996)	(3,115,697)
Class IR Shares
Shares sold	3,519	38,821	44,468	435,067
Reinvestment of distributions	1,216	12,760	517	4,577
Shares redeemed	(21,446)	(224,962)	(9,205)	(92,933)
	(16,711)	(173,381)	35,780	346,711
Class R Shares
Shares sold	8,023	86,742	867	8,376
Reinvestment of distributions	247	2,598	246	2,185
Shares redeemed	(1,736)	(18,947)	(320)	(2,907)
	6,534	70,393	793	7,654
NET INCREASE (DECREASE)	(17,563,686)	$(197,625,945)	3,795,880	$32,548,758

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,255,876	$150,928,252	4,782,870	$45,566,381
Reinvestment of distributions	218,400	2,232,053	100,341	802,726
Shares redeemed	(5,106,460)	(54,190,286)	(2,122,156)	(18,869,127)
	9,367,816	98,970,019	2,761,055	27,499,980
Class C Shares
Shares sold	1,790,510	18,547,023	256,792	2,479,909
Reinvestment of distributions	14,055	140,693	4,103	32,332
Shares redeemed	(179,887)	(1,805,896)	(33,257)	(292,641)
	1,624,678	16,881,820	227,638	2,219,600
Institutional Shares
Shares sold	42,785,209	453,931,646	21,486,763	195,958,498
Reinvestment of distributions	1,522,029	15,524,695	1,199,773	9,562,193
Shares redeemed	(19,364,419)	(199,413,158)	(10,479,262)	(92,855,065)
	24,942,819	270,043,183	12,207,274	112,665,626
Class IR Shares
Shares sold	2,844,465	30,173,836	348,331	3,416,621
Reinvestment of distributions	17,549	178,644	2,249	17,900
Shares redeemed	(1,290,996)	(12,931,778)	(51,893)	(474,158)
	1,571,018	17,420,702	298,687	2,960,363
NET INCREASE	37,506,331	$403,315,724	15,494,654	$145,345,569

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs International Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund, funds of Goldman Sachs Trust, at October 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Insights Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent of investment companies, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*
Class A
Actual	$1,000	$1,055.20		$8.18	$1,000	$954.50		$6.36	$1,000	$933.90		$6.34
Hypothetical 5% return	1,000	1,017.24	+	8.03	1,000	1,018.70	+	6.56	1,000	1,018.65	+	6.61
Class B
Actual	N/A	N/A		N/A	1,000	950.50		10.03	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.92	+	10.36	N/A	N/A		N/A
Class C
Actual	1,000	1,050.90		12.04	1,000	951.10		10.03	1,000	930.40		9.97
Hypothetical 5% return	1,000	1,013.46	+	11.82	1,000	1,014.92	+	10.36	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	1,056.50		6.12	1,000	956.40		4.39	1,000	935.80		4.39
Hypothetical 5% return	1,000	1,019.26	+	6.01	1,000	1,020.72	+	4.53	1,000	1,020.67	+	4.58
Service
Actual	N/A	N/A		N/A	1,000	953.90		6.85	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.20	+	7.07	N/A	N/A		N/A
Class IR
Actual	1,000	1,056.50		6.89	1,000	955.50		5.13	1,000	934.60		5.12
Hypothetical 5% return	1,000	1,018.50	+	6.77	1,000	1,019.96	+	5.30	1,000	1,019.91	+	5.35
Class R(a)
Actual	1,000	1,053.00		9.47	1,000	953.80		7.58	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.98	+	9.30	1,000	1,017.44	+	7.83	N/A	N/A		N/A

(a)	Commenced operations on February 28, 2014 for the Emerging Markets Equity Insights Fund.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	1.58%	N/A	2.33%	1.18%	N/A	1.33%	1.83%
International Equity Insights	1.29	2.04	2.04	0.89	1.39	1.04	1.54
International Small Cap Insights	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees with respect to the International Equity Insights Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had outperformed its benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2014. They noted that the International Equity Insights Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2014. They noted that the International Small Cap Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity Insights Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Equity Insights Fund
First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

They also considered the benefits to GSAL and the Investment Adviser from the Funds’ ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Funds from their participation in the program were greater, as measured by the revenue they received by those Funds in connection with the program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GST II”), Goldman Sachs BDC. Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP; (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2014, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1733, $0.2515, and $0.1812 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 95.12%, 72.06%, and 50.83%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0406, $0.0127, and $0.0093 per share, respectively.

For the year ended October 31, 2014, 100%, 67.82%, and 30.10% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the International Small Cap Insights Fund designates $3,981,425 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148783.MF.MED.TMPL / 12 / 2014 INTINSAR-14 / 19.5K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014